   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 25, 1997

                                                SECURITIES ACT FILE NO. 333-1787
                                        INVESTMENT COMPANY ACT FILE NO. 811-7565
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM N-2
                        (CHECK APPROPRIATE BOX OR BOXES)
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         PRE-EFFECTIVE AMENDMENT NO. 8

                          POST-EFFECTIVE AMENDMENT NO.
                                     AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 8

                            ------------------------

                               WBK STRYPES TRUST
               (Exact Name of Registrant as Specified in Charter)
                            C/O PUGLISI & ASSOCIATES
                               850 LIBRARY AVENUE
                                   SUITE 204
                             NEWARK, DELAWARE 19715
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (302) 738-6680

                               DONALD J. PUGLISI
                               850 LIBRARY AVENUE
                                   SUITE 204
                             NEWARK, DELAWARE 19715
                    (Name and Address of Agent for Service)
                            ------------------------

                                   COPIES TO:


       NORMAN D. SLONAKER, ESQ.                    THOMAS J. RICE, ESQ.
        CRAIG E. CHAPMAN, ESQ.                       Coudert Brothers
           Brown & Wood LLP                    1114 Avenue of the Americas
        One World Trade Center                New York, New York 10036-7703
    New York, New York 10048-0557


                            ------------------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.
                            ------------------------

    If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box./ /
    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering./ /
    If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering./ /
    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box./X/

    The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             CROSS-REFERENCE SHEET*

ITEM NUMBER IN FORM N-2                                                         CAPTION IN PROSPECTUS
-------------------------------------------------------------  -------------------------------------------------------

PART A--INFORMATION REQUIRED IN A PROSPECTUS

  1.  Outside Front Cover....................................  Front Cover Page
  2.  Inside Front and Outside Back Cover Page...............  Front Cover Page; Inside Front Cover Page; Underwriting
  3.  Fee Table and Synopsis.................................  Prospectus Summary; Fee Table
  4.  Financial Highlights...................................  Not Applicable
  5.  Plan of Distribution...................................  Front Cover Page; Prospectus Summary; Net Asset Value;
                                                                 Underwriting
  6.  Selling Shareholders...................................  Not Applicable
  7.  Use of Proceeds........................................  Use of Proceeds; Investment Objective and Policies
  8.  General Description of the Registrant..................  Front Cover Page; Prospectus Summary; The Trust;
                                                                 Investment Objective and Policies; Investment
                                                                 Restrictions; Risk Factors; Dividends and
                                                                 Distributions; Additional Information
  9.  Management.............................................  Trustees; Management Arrangements
 10.  Capital Stock, Long-Term Debt and Other Securities.....  Description of STRYPES
 11.  Defaults and Arrears on Senior Securities..............  Not Applicable
 12.  Legal Proceedings......................................  Not Applicable
 13.  Table of Contents of the Statement of Additional
        Information..........................................  Not Applicable

PART B--INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

 14.  Cover Page.............................................  Not Applicable
 15.  Table of Contents......................................  Not Applicable
 16.  General Information and History........................  Not Applicable
 17.  Investment Objective and Policies......................  Prospectus Summary; Investment Objective and Policies;
                                                                 Investment Restrictions
 18.  Management.............................................  Trustees; Management Arrangements
 19.  Control Persons and Principal Holders of Securities....  Management Arrangements; Underwriting; Legal Matters;
                                                                 Experts
 20.  Investment Advisory and Other Services.................  Management Arrangements
 21.  Brokerage Allocation and Other Practices...............  Investment Objective and Policies
 22.  Tax Status.............................................  Certain Tax Considerations
 23.  Financial Statements...................................  Experts; Independent Auditors' Report; Statement of
                                                                 Assets, Liabilities and Capital

PART C--OTHER INFORMATION

    Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

------------------------

* Pursuant to the General Instructions to Form N--2, all information required to be set forth in Part B; Statement of Additional Information has been included in Part A: The Prospectus.

                             SUBJECT TO COMPLETION
                PRELIMINARY PROSPECTUS DATED SEPTEMBER 25, 1997

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

PROSPECTUS

                             25,000,000 STRYPES-SM-


                               WBK STRYPES TRUST

  (EXCHANGEABLE FOR ORDINARY SHARES OF WESTPAC BANKING CORPORATION, PAR VALUE
                               A$1.00 PER SHARE)

    Each of the Structured Yield Product Exchangeable for Stock-SM- (the "STRYPES") of WBK STRYPES Trust (the "Trust") offered hereby represents a proportionate share of beneficial interest in the Trust, which entitles the
holder to receive an annual distribution of $    , and except as described
herein will be exchanged for between     % and 100% of the Reference Property
(or, in certain circumstances, cash, or a combination of cash and Reference Property, with an equal value) per STRYPES upon conclusion of the term of the
Trust on           , 2000 (the "Exchange Date"). The term "Reference Property"
means initially five Ordinary Shares, par value A$1.00 per share (the "Bank Ordinary Shares"), of Westpac Banking Corporation (the "Bank") and shall be subject to adjustment or replacement from time to time prior to the Business Day (as defined herein) immediately preceding the Exchange Date to reflect the application of the adjustment, replacement and distribution provisions described herein. At the request of a STRYPES holder, except as described herein, Bank Ordinary Shares constituting Reference Property which such holder may be entitled to receive on the Exchange Date or otherwise will be delivered in the form of American Depositary Shares ("Bank ADSs") representing such shares and evidenced by American Depositary Receipts ("Bank ADRs"). An annual distribution
of $    per STRYPES is payable quarterly on each February 15, May 15, August 15 and November 15, commencing November 15, 1997 (or, if any such date is not a Business Day (as defined herein), the next succeeding Business Day). The STRYPES are not subject to redemption.


    The Trust is a recently created Delaware business trust established to purchase and hold (i) a series of zero-coupon U.S. Government securities ("U.S. Treasury Securities") maturing on a quarterly basis through the Exchange Date and (ii) a forward purchase contract (the "Contract") relating to the Reference Property with Australian Mutual Provident Society ARBN 008 387 371 ("AMP") and an Australian trustee acting as trustee of an Australian trust (the "Contracting Stockholder") that initially will hold Bank Ordinary Shares beneficially owned by AMP. The Trust's investment objective is to distribute to holders of STRYPES
on a quarterly basis $        per STRYPES and, on the Exchange Date, to cause to
be delivered to holders a percentage of each type of Reference Property (or, under certain circumstances, cash, or a combination of cash and Reference Property, with an equal value) per STRYPES equal to the Exchange Amount. The Exchange Amount is equal to: (a) if the Reference Property Value (as defined
herein) is greater than or equal to the Threshold Appreciation Price,    % of
the number or amount of each type of Reference Property, (b) if the Reference Property Value is less than the Threshold Appreciation Price but is greater than the Initial Price, a percentage of the number or amount of each type of Reference Property, allocated as proportionately as practicable, so that the aggregate value thereof equals the Initial Price and (c) if the Reference Property Value is less than or equal to the Initial Price, 100% of the number or amount of each type of Reference Property. As described herein under "Investment Objective and Policies--The Contract--General," the "Threshold Appreciation
Price" initially will be $        and the "Initial Price" initially will be
$        (the last reported per ADS sale price of Bank ADSs on the New York
Stock Exchange (the "NYSE") on           , 1997), provided that such amounts
will be adjusted as described herein upon any distribution to holders on any Partial Cash Distribution Date (as defined herein) of cash constituting Reference Property. Each Bank ADS currently represents five Bank Ordinary
Shares. On           , 1997, the last reported sale price per Bank Ordinary
Share on the Australian Stock Exchange (the "ASX") was A$      . Holders
otherwise entitled to receive fractional units or interests of Reference Property in respect of their aggregate holdings of STRYPES will receive cash in lieu thereof.



    SEE "RISK FACTORS," BEGINNING ON PAGE 30 OF THIS PROSPECTUS, FOR CERTAIN CONSIDERATIONS RELEVANT TO AN INVESTMENT IN THE STRYPES.


                                                   (CONTINUED ON FOLLOWING PAGE)
                         ------------------------------

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
         PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                                                      PROCEEDS TO
                                                            PRICE TO PUBLIC      SALES LOAD(1)          TRUST(2)
Per STRYPES..............................................          $                   $                   $
Total(3).................................................          $                   $                   $

(1) AMP has agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended. See "Underwriting."

(2) Expenses of the Offering, which are payable by the Trust, are estimated to
    be approximately $      .

(3) The Trust has granted the Underwriter an option, exercisable for 30 days from the date hereof, to purchase up to an additional 3,750,000 STRYPES (subject to decrease as a result of the issuance and sale of STRYPES in connection with the formation of the Trust) to cover over-allotments, if any. If all such STRYPES are purchased, the total Price to Public, Sales
    Load and Proceeds to Trust will be $      , $      and $      ,
    respectively. See "Underwriting."

    The STRYPES are offered by the Underwriter, subject to prior sale, when, as and if issued to and accepted by it, and subject to approval of certain legal matters by counsel for the Underwriter and certain other conditions. The Underwriter reserves the right to withdraw, cancel or modify such offer and to reject orders in whole or in part. It is expected that delivery of the STRYPES will be made through the facilities of The Depository Trust Company on or about
          , 1997.

------------------------------

-SM-Service mark of Merrill Lynch & Co., Inc.

                         ------------------------------

                              MERRILL LYNCH & CO.
                                ---------------

                The date of this Prospectus is           , 1997.

(CONTINUED FROM PREVIOUS PAGE)


    Pursuant to the terms of the Contract, the Contracting Stockholder is obligated to deliver to the Trust (for the benefit of the holders of the STRYPES absolutely) on the Business Day immediately preceding the Exchange Date the Reference Property required in order to exchange all of the STRYPES (including any STRYPES issued pursuant to the over-allotment option granted by the Trust to the Underwriter and STRYPES issued in connection with the formation of the Trust) on the Exchange Date in accordance with the Trust's investment objective. The obligation of the Contracting Stockholder to deliver the Reference Property under the Contract may be cash settled, at the option of AMP (the "Cash Settlement Option"), in whole or in part, if AMP delivers to the Trust on the Business Day immediately preceding the Exchange Date, in lieu of the portion of the Reference Property otherwise deliverable by the Contracting Stockholder in respect of which the Cash Settlement Option is exercised, U.S. dollars in an amount equal to the U.S. Dollar Equivalent of the value of such Reference Property immediately prior to the Exchange Date. In the event that AMP exercises the Cash Settlement Option, holders of the STRYPES will receive cash, or a combination of cash and Reference Property, on the Exchange Date.



    AS DESCRIBED HEREIN, THE REFERENCE PROPERTY VALUE WILL REPRESENT A DETERMINATION OF THE U.S. DOLLAR VALUE OF THE REFERENCE PROPERTY ON THE SECOND BUSINESS DAY (THE "REFERENCE DATE") PRIOR TO ANY PARTIAL CASH DISTRIBUTION DATE AND THE EXCHANGE DATE. FURTHERMORE, THE AMOUNT OF CASH PER STRYPES DISTRIBUTED AS A RESULT OF ANY PARTIAL CASH DISTRIBUTION EVENT (AS DEFINED HEREIN) OR CASH DISSOLUTION EVENT (AS DEFINED HEREIN) WILL BE THE CASH REORGANIZATION AMOUNT (AS DEFINED HEREIN) ADJUSTED BY A PRESENT VALUE CALCULATION THAT DISCOUNTS SUCH CASH REORGANIZATION AMOUNT TO THE PAYMENT DATE FROM THE EXCHANGE DATE AS DESCRIBED HEREIN. ACCORDINGLY, THERE CAN BE NO ASSURANCE THAT THE AMOUNT RECEIVABLE BY THE HOLDER OF A STRYPES ON THE EXCHANGE DATE OR AS A RESULT OF ANY DISSOLUTION EVENT (AS DEFINED HEREIN) PLUS ANY CASH DISTRIBUTION TO THE HOLDER ON ANY PARTIAL CASH DISTRIBUTION DATE WILL BE EQUAL TO OR GREATER THAN THE ISSUE PRICE OF THE STRYPES. IF THE REFERENCE PROPERTY VALUE ON THE EXCHANGE DATE IS LESS THAN THE INITIAL PRICE (WHETHER OR NOT A PARTIAL CASH DISTRIBUTION EVENT OCCURS), THE AMOUNT DISTRIBUTED TO THE HOLDER OF A STRYPES ON THE EXCHANGE DATE MAY BE LESS THAN THE ISSUE PRICE OF THE STRYPES, IN WHICH CASE AN INVESTMENT IN THE STRYPES WILL RESULT IN A LOSS. SEE "INVESTMENT OBJECTIVES AND POLICIES--GENERAL" AND "--THE CONTRACT."



    The Trust will be dissolved prior to the Exchange Date upon the occurrence of (i) certain defaults of the Contracting Stockholder or AMP under the Contract, (ii) the liquidation, dissolution, winding up or bankruptcy of an issuer of a Reference Security, including the Bank as such, other than in connection with a consolidation, merger or acquisition of such issuer with, into or by another entity, or (iii) any consolidation, merger or acquisition of an issuer of a Reference Security with, into or by another entity in connection with which all the Reference Securities constituting the Reference Property immediately prior to the consolidation, merger or acquisition are exchanged for consideration consisting solely of cash and no other property (each, a "Dissolution Event"). Upon the occurrence of a Dissolution Event, holders of the STRYPES become absolutely entitled to the assets received pursuant to the Contract, the Trust's other assets will be liquidated and the net assets of the Trust will be distributed PRO RATA to such holders of the STRYPES as soon as practicable.



    Upon the occurrence of (a) an event described in clause (iii) of the definition of Dissolution Event (a "Cash Dissolution Event") or (b) any consolidation, merger or acquisition of an issuer of a Reference Security with, into or by another entity in which some but less than all of the consideration for the Reference Securities constituting the Reference Property immediately prior to such consolidation, merger or acquisition is cash (a "Partial Cash Distribution Event"), the Contracting Stockholder will pay to the Trust pursuant to the Contract out of the cash per unit of Reference Security paid for such Reference Security in connection with such event (the "Cash Reorganization Price") an amount of cash equal to the product of (i) the number of STRYPES,
(ii) the number of units of such Reference Securities constituting Reference Property immediately prior to such Cash Dissolution Event or Partial Cash Distribution Event, and (iii) the Adjusted Present Value of the Cash Reorganization Amount. The term "Cash Reorganization Amount" with respect to any Cash Reorganization Price means an amount equal to (i) if the Reference Property
Value is greater than or equal to the Threshold Appreciation Price,    % of the
Cash Reorganization Price, (ii) if the Reference Property Value is less than the Threshold Appreciation Price but greater than the Initial Price, the product of the Initial Price and the percentage of the Reference Property Value that represents the Cash Reorganization Price, and (iii) if the Reference Property Value is less than or equal to the Initial Price, the Cash Reorganization Price. The "Adjusted Present Value" of any Cash Reorganization Amount is the U.S. Dollar Equivalent (as defined herein) of the

Cash Reorganization Amount, discounted on a semi-annual basis (assuming a 360-day year of twelve 30-day months) at the Adjusted Treasury Rate (as defined herein) from the Exchange Date to the date on which the Cash Reorganization Price is paid for the applicable Reference Security in connection with such Cash Dissolution Event or Partial Cash Distribution Event.



    The Trust will not dissolve upon the occurrence of a Partial Cash Distribution Event. However, on the third Business Day following payment of any Cash Reorganization Price for a Reference Security in connection with a Partial Cash Distribution Event (a "Partial Cash Distribution Date"), the Contracting Stockholder will pay the Trust an amount equal to the product of (i) the number of STRYPES, (ii) the number of units of such Reference Securities constituting Reference Property immediately prior to such Partial Cash Distribution Event and
(iii) the Adjusted Present Value of the Cash Reorganization Amount. The Bank of New York, as Paying Agent, will distribute such amount PRO RATA to the holders of STRYPES as soon as practicable thereafter. The Contracting Stockholder will pay any remaining Cash Reorganization Price to AMP. Following such distributions, the Reference Property will include, in lieu of the Reference Securities involved in such Partial Cash Distribution Event, the securities or other non-cash property distributed with respect to such Reference Securities as a result of such Partial Cash Distribution Event and any other cash, securities and other property constituting Reference Property prior to such event. See "Investment Objective and Policies--The Contract--Cash Distribution Events" and "--Nominee Trust Agreement; Acceleration."


    The Bank is not affiliated with the Trust, will not receive any of the proceeds from the sale of the STRYPES and will have no obligations with respect to the STRYPES.

    Application has been made to list the STRYPES on the NYSE. Prior to the offering there has been no public market for the STRYPES. Shares of closed-end investment companies have in the past frequently traded at a discount from their net asset values and initial public offering prices. The risks associated with this characteristic of closed-end investment companies may be greater for investors expecting to sell shares of a closed-end investment company soon after the completion of an initial public offering.


    The STRYPES are designed to provide investors with a current distribution yield, while also providing the opportunity for investors to share in the appreciation, if any, of the value of the Reference Property above the Threshold Appreciation Price. However, the opportunity for equity appreciation afforded by an investment in the STRYPES is less than that afforded by a direct investment in the Reference Property. The value of the Reference Property receivable by a holder of a STRYPES upon exchange on the Exchange Date (plus any cash received in connection with the occurrence of a Partial Cash Distribution Event) will exceed the issue price of such STRYPES only if the Reference Property Value exceeds the Threshold Appreciation Price, which would represent an appreciation
of   % over the Initial Price. In addition, assuming no Partial Cash
Distribution Event occurs, because each STRYPES will entitle the holder to
receive only   % of the Reference Property if the Reference Property Value
exceeds the Threshold Appreciation Price on the Exchange Date, holders of the
STRYPES will be entitled to receive upon exchange on the Exchange Date only   %
of any appreciation of the value of the Reference Property above the Threshold Appreciation Price. Holders of STRYPES will realize the entire decline in value if the Reference Property Value is less than the Initial Price. There can be no assurance that the distribution yield on the STRYPES will be higher than the dividend yield on the Bank Ordinary Shares or other Reference Securities over the term of the Trust. As described herein under "Investment Objective and Policies--The Contract--General," the "Threshold Appreciation Price" initially
will be $      and the "Initial Price" initially will be $      (the last
reported per ADS sale price of Bank ADSs on the NYSE on           , 1997),
provided that such amounts will be adjusted as described herein upon any cash distribution to holders on any Partial Cash Distribution Date of cash constituting Reference Property.


    The STRYPES may not be a suitable investment for investors who are not able to understand the unique nature of the Trust and the economic characteristics of the Contract and the U.S. Treasury Securities held by the Trust.

    The Trust has adopted a fundamental policy that the Contract may not be disposed of during the term of the Trust and that, except under limited circumstances, the U.S. Treasury Securities may not be disposed of prior to their respective maturities. As a result, the Trust will continue to hold the Contract despite any significant decline in the value of the Reference Property or adverse changes in the financial condition of the Bank. The Trust will not be managed like a typical closed-end investment company. The Trust will be treated as a grantor trust for United States Federal income tax purposes and each holder of STRYPES will be treated as the owner of its PRO RATA portion of the Contract and the U.S. Treasury Securities. The U.S. Treasury Securities held by the Trust will be treated for United States Federal income tax purposes as having original issue discount and holders of STRYPES will be required to recognize currently as income their PRO RATA portion of such original issue discount as it accrues over the term of the Trust. The quarterly cash distributions paid to the holders of STRYPES, which distributions are anticipated to exceed the currently includable original issue discount, will be treated as a tax-free return of the holders' costs of the U.S. Treasury Securities and any previously included original issue discount, and therefore will not be considered current income to holders upon receipt thereof for United States Federal income tax purposes. Although under current law holders of STRYPES should not recognize income, gain or loss with respect to the Contract over its term, holders will recognize taxable gain or loss upon receipt of cash, if any, upon dissolution of the Trust. The proper United States Federal income tax treatment of the receipt by a holder of its PRO RATA portion of cash distributed as a result of a Partial Cash Distribution Event prior to dissolution of the Trust is uncertain and will depend upon various factors. For a discussion of certain United States Federal and Australian income tax considerations for holders of the STRYPES, see "Certain Tax Considerations."


    This Prospectus sets forth concisely information about the Trust that a prospective investor ought to know before investing and should be read and retained for future reference. Additional information about the Trust has been filed with the Commission and is available upon written or oral request and without charge. See "Additional Information."
                            ------------------------


    Certain persons participating in this offering may engage in transactions that stabilize, maintain or otherwise affect the price of the STRYPES, the Bank ADSs or the Bank Ordinary Shares. Such transactions may include stabilizing and the imposition of penalty bids. For a description of these activities, see "Underwriting."


    The STRYPES may not be sold or offered for sale in the Commonwealth of Australia, its Territories or its possessions ("Australia"), nor may an invitation to make an offer to buy the STRYPES be made in Australia, except under circumstances that result in the offer or invitation for sale or purchase being an "excluded offer" or an "excluded invitation" for the purposes of the Australian Corporations Law.

                               PROSPECTUS SUMMARY

    THE FOLLOWING SUMMARY SHOULD BE READ IN CONJUNCTION WITH THE MORE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS. UNLESS OTHERWISE INDICATED, THE INFORMATION CONTAINED IN THIS PROSPECTUS ASSUMES THAT THE UNDERWRITER'S OVER-ALLOTMENT OPTION IS NOT EXERCISED. UNLESS OTHERWISE STATED OR THE CONTEXT OTHERWISE REQUIRES, REFERENCES HEREIN TO $, US$ OR U.S. DOLLARS ARE TO UNITED STATES DOLLARS AND REFERENCES HEREIN TO A$ ARE TO AUSTRALIAN DOLLARS.

THE TRUST

    WBK STRYPES Trust (the "Trust") is a recently created Delaware business trust that will be registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The term of the Trust will expire on or shortly after
         , 2000 (the "Exchange Date"), except that the Trust may be dissolved prior to such date under certain limited circumstances. The Trust will be treated as a grantor trust for United States Federal income tax purposes.

THE OFFERING

    The Trust is offering 25,000,000 STRYPES, each representing a proportionate share of beneficial interest in the Trust, at an initial public offering price
of $   per STRYPES (which is equal to the last reported per ADS sale price of
the Bank ADSs on the NYSE on           , 1997, the date of the offering (the
"Offering")). The Underwriter has been granted an option, exercisable for 30 days from the date of this Prospectus, to purchase up to an aggregate of 3,750,000 additional STRYPES (subject to decrease as a result of the issuance and sale of STRYPES in connection with the formation of the Trust) to cover over-allotments, if any. See "Underwriting."

THE BANK


    According to publicly available information, Westpac Banking Corporation (the "Bank"), together with its subsidiaries ("Westpac"), is one of the four major banking organizations in Australia. Westpac is engaged in a broad range of banking and financial services, including general banking (retail, commercial and institutional banking), finance company activities, investment management and insurance. On September 24, 1997, the market capitalization of the Bank was in excess of A$15 billion, which ranked it in the top five Australian companies listed on the Australian Stock Exchange.



    Westpac was the first bank established in Australia. It was founded in 1817 and was incorporated in 1850 as Bank of New South Wales by an Act of the New South Wales Parliament. In 1982, the Bank acquired The Commercial Bank of Australia Limited and changed its name to Westpac Banking Corporation. The Bank's principal office is located at 60 Martin Place, Sydney, New South Wales, 2000, Australia and its telephone number is (61)(2)9266-3311.


    The Bank ADSs are listed on the NYSE and, accordingly, the Bank is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), applicable to foreign private issuers. Any information included herein regarding the Bank has been derived from information filed by the Bank with the Securities and Exchange Commission and other publicly available information. The Bank has not participated in the preparation of this Prospectus and no due diligence inquiry of the Bank has been made by the Trust, the Underwriter, the Contracting Stockholder, AMP or any other party in connection with the Offering. There can be no assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of such publicly available information about the Bank) that would affect the trading price of the Bank ADSs or the Bank Ordinary Shares have been publicly disclosed. Because the Reference Property is initially Bank Ordinary Shares, such events, if any, would also affect the trading price of the STRYPES.

INVESTMENT OBJECTIVE AND POLICIES


    The Trust will purchase and hold a series of zero-coupon U.S. Government securities ("U.S. Treasury Securities") maturing on a quarterly basis through the Exchange Date and a forward purchase contract (the "Contract") relating to the Reference Property with Australian Mutual Provident Society, an Australian mutual insurance company ("AMP"), and an Australian trustee as trustee of an Australian trust (the "Contracting Stockholder") that initially will hold Bank Ordinary Shares beneficially owned by AMP. The Trust's investment objective is
to distribute to holders of the STRYPES ("holders") on a quarterly basis $   per
STRYPES (which amount equals the PRO RATA portion of the fixed quarterly distributions from the proceeds of the maturing U.S. Treasury Securities held by the Trust) and, on the Exchange Date, to cause to be delivered to the holders of the STRYPES a percentage of each type of Reference Property (or, under certain circumstances, cash, or a combination of cash and Reference Property, with an equal value) per STRYPES equal to the Exchange Amount. The Exchange Amount shall be equal to (a) if the Reference Property Value (as defined herein) is greater
than or equal to the Threshold Appreciation Price,   % of the number or amount
of each type of Reference Property, (b) if the Reference Property Value is less than the Threshold Appreciation Price but is greater than the Initial Price, a percentage of the number or amount of each type of Reference Property, allocated as proportionately as practicable, so that the aggregate value thereof is equal to the Initial Price, and (c) if the Reference Property Value is less than or equal to the Initial Price, 100% of the number or amount of each type of Reference Property. As described herein under "Investment Objective and Policies--The Contract--General," the "Threshold Appreciation Price" initially
will be $   and the "Initial Price" initially will be $   (the last reported per
ADS sale price of Bank ADSs on the NYSE on           , 1997), provided that such
amounts will be adjusted as described herein upon any distribution to holders on any Partial Cash Distribution Date (as defined herein) of cash constituting Reference Property. The term "Reference Property" means initially five Ordinary Shares, par value A$1.00 per share (the "Bank Ordinary Shares"), of the Bank and shall be subject to adjustment or replacement from time to time prior to the Business Day (as defined herein) immediately preceding the Exchange Date to reflect the adjustment, replacement and distribution provisions described herein. At the request of a STRYPES holder, Bank Ordinary Shares constituting Reference Property which such holder may be entitled to receive on the Exchange Date or otherwise will be delivered in the form of American Depositary Shares ("Bank ADSs") representing such shares and evidenced by American Depositary Receipts ("Bank ADRs"), but only if at the time of delivery Bank ADSs are listed on the NYSE or another national or regional U.S. stock exchange or quoted on a U.S. automated quotation system and if and to the extent such Bank Ordinary Shares are accepted for deposit by the depositary for the Bank ADSs. On the date hereof, Bank ADSs are listed on the NYSE and each such Bank ADS represents five Bank Ordinary Shares. The continued listing of the Bank ADSs on a national or regional U.S. stock exchange or the quotation of the Bank ADSs on a U.S. automated quotation system are not matters under the control or influence of the Trust, the Contracting Shareholder or AMP, and, therefore, no assurance is hereby given that the Bank ADSs will continue to be listed on the NYSE or, alternatively, listed on another national or regional U.S. stock exchange or quoted on a U.S. automated quotation system in the future. Holders otherwise entitled to receive fractional units of or interests in any Reference Security (as defined herein) or other property constituting part of the Reference Property in respect of their aggregate holdings of STRYPES will receive cash in lieu thereof. See "Investment Objective and Policies--General" and "--Fractional Interests."



    The Contracting Stockholder, subject to receipt of the Escrow Amount (as defined herein), is obligated to deliver to the Trust on behalf of the holders of STRYPES on the Business Day immediately preceding the Exchange Date the Reference Property required to exchange all of the STRYPES (including any STRYPES issued pursuant to the over-allotment option granted by the Trust to the Underwriter and STRYPES issued in connection with the formation of the Trust) on the Exchange Date in accordance with the Trust's investment objective. The obligation of the Contracting Stockholder to deliver the Reference Property under the Contract may be cash settled, at the option of AMP (the "Cash Settlement Option"), in whole or in part, if AMP delivers to the Trust on the Business Day immediately preceding the Exchange

Date, in lieu of the portion of the Reference Property otherwise deliverable by the Contracting Stockholder in respect of which the Cash Settlement Option is exercised, U.S. dollars in an amount equal to the U.S. Dollar Equivalent of the value of such Reference Property immediately prior to the Exchange Date. In the event that AMP exercises the Cash Settlement Option, holders of the STRYPES will receive cash, or a combination of cash and Reference Property, on the Exchange Date. See "Investment Objective and Policies--The Contract."



    Holders of the STRYPES will receive distributions at the rate per STRYPES of
$   per annum, or $   per quarter, payable quarterly on each February 15, May
15, August 15 and November 15 (or, if any such date is not a Business Day (as defined herein), on the next succeeding Business Day), to holders of record as of each February 1, May 1, August 1 and November 1, respectively. The first
distribution (in respect of the period from           , 1997 until November 15,
1997) will be payable on November 15, 1997 to holders of record as of November
1, 1997, and will equal $   per STRYPES. See "Investment Objective and
Policies--Trust Assets."



    On the Exchange Date, each outstanding STRYPES will be exchanged for between % and 100% of each type of Reference Property (or, in the event AMP exercises the Cash Settlement Option, cash, or a combination of cash and Reference Property, with an equal value), depending on the Reference Property Value. AS DESCRIBED HEREIN, THE REFERENCE PROPERTY VALUE WILL REPRESENT A DETERMINATION OF THE U.S. DOLLAR VALUE OF THE REFERENCE PROPERTY ON THE SECOND BUSINESS DAY (THE "REFERENCE DATE") PRIOR TO ANY PARTIAL CASH DISTRIBUTION DATE AND THE EXCHANGE DATE. FURTHERMORE, THE AMOUNT OF CASH PER STRYPES DISTRIBUTED AS A RESULT OF ANY PARTIAL CASH DISTRIBUTION EVENT (AS DEFINED HEREIN) OR A CASH DISSOLUTION EVENT (AS DEFINED HEREIN) WILL BE THE CASH REORGANIZATION AMOUNT (AS DEFINED HEREIN) ADJUSTED BY A PRESENT VALUE CALCULATION THAT DISCOUNTS SUCH CASH REORGANIZATION AMOUNT TO THE PAYMENT DATE FROM THE EXCHANGE DATE AS DESCRIBED HEREIN. ACCORDINGLY, THERE CAN BE NO ASSURANCE THAT THE AMOUNT RECEIVABLE BY THE HOLDER OF A STRYPES ON THE EXCHANGE DATE OR AS A RESULT OF ANY DISSOLUTION EVENT PLUS ANY CASH DISTRIBUTION TO THE HOLDER ON ANY PARTIAL CASH DISTRIBUTION DATE WILL BE EQUAL TO OR GREATER THAN THE ISSUE PRICE OF THE STRYPES. IF THE REFERENCE PROPERTY VALUE ON THE EXCHANGE DATE IS LESS THAN THE INITIAL PRICE (WHETHER OR NOT A PARTIAL CASH DISTRIBUTION EVENT OCCURS), THE AMOUNT DISTRIBUTED TO THE HOLDER OF A STRYPES ON THE EXCHANGE DATE MAY BE LESS THAN THE ISSUE PRICE OF THE STRYPES, IN WHICH CASE AN INVESTMENT IN THE STRYPES WILL RESULT IN A LOSS. SEE "INVESTMENT OBJECTIVES AND POLICIES--GENERAL" AND "--THE CONTRACT."



    The Trust will be dissolved prior to the Exchange Date upon the occurrence of (i) certain defaults of the Contracting Stockholder or AMP under the Contract, (ii)the liquidation, dissolution, winding up or bankruptcy of an issuer of a Reference Security, including the Bank as such, other than in connection with a consolidation, merger or acquisition of such issuer with, into or by another entity, or (iii) any consolidation, merger or acquisition of an issuer of a Reference Security with, into or by another entity in connection with which all the Reference Securities constituting the Reference Property immediately prior to the consolidation, merger or acquisition are exchanged for consideration consisting solely of cash and no other property (each, a "Dissolution Event"). Upon the occurrence of a Dissolution Event, the holders of the STRYPES become absolutely entitled to the assets received pursuant to the Contract, the Trust's other assets will be liquidated and the net assets of the Trust will be distributed PRO RATA to the holders of the STRYPES as soon as practicable thereafter.



    Upon the occurrence of (a) an event described in clause (iii) of the definition of Dissolution Event (a "Cash Dissolution Event") or (b) any consolidation, merger or acquisition of an issuer of a Reference Security with, into or by another entity in which some but less than all of the consideration for the Reference Securities constituting the Reference Property immediately prior to such consolidation, merger or acquisition is cash (a "Partial Cash Distribution Event"), the Contracting Stockholder will pay to the Trust pursuant to the Contract out of the cash per unit of Reference Security paid for such Reference Security in connection with such event (the "Cash Reorganization Price") an amount of cash equal to the product of (i) the number of STRYPES,
(ii) the number of units of such Reference Securities constituting Reference Property immediately prior to such Cash Dissolution Event or Partial Cash Distribution Event and (iii) the Adjusted Present Value of the Cash Reorganization Amount. The term "Cash Reorganization

Amount" with respect to any Cash Reorganization Price means an amount equal to
(i) if the Reference Property Value is greater than or equal to the Threshold
Appreciation Price,   % of the Cash Reorganization Price, (ii) if the Reference
Property Value is less than the Threshold Appreciation Price but greater than the Initial Price, the product of the Initial Price and the percentage of the Reference Property Value that represents the Cash Reorganization Price, and
(iii) if the Reference Property Value is less than or equal to the Initial Price, the Cash Reorganization Price. The "Adjusted Present Value" of any Cash Reorganization Amount is the U.S. Dollar Equivalent (as defined herein) of the Cash Reorganization Amount, discounted on a semi-annual basis (assuming a 360-day year of twelve 30-day months) at the Adjusted Treasury Rate (as defined herein) from the Exchange Date to the date on which the Cash Reorganization Price is paid in connection with the Cash Distribution Event or Partial Cash Distribution Event.



    The Trust will not dissolve upon the occurrence of a Partial Cash Distribution Event. However, on the third Business Day following payment of any Cash Reorganization Price for a Reference Security in connection with a Partial Cash Distribution Event (a "Partial Cash Distribution Date"), the Contracting Stockholder will pay the Trust an amount equal to the product of (i) the number of STRYPES, (ii) the number of units of such Reference Securities constituting Reference Property immediately prior to such Partial Cash Distribution Event and
(iii) the Adjusted Present Value of the Cash Reorganization Amount. The Bank of New York will distribute such amount PRO RATA to the holders of STRYPES as soon as practicable thereafter. The Contracting Stockholder will pay any remaining Cash Reorganization Price to AMP. Following such distributions, the Reference Property will include, in lieu of the Reference Securities involved in such Partial Cash Distribution Event, the securities or other non-cash property distributed with respect to such Reference Securities as a result of such Partial Cash Distribution Event, and any other cash, securities and other property constituting Reference Property prior to such event.



    See "Investment Objective and Policies--The Contract--Cash Distribution Events" and "--Nominee Trust Agreement; Acceleration."


                                  TRUST ASSETS


    The Trust's assets will consist of: (i) a series of zero-coupon U.S. Treasury Securities with face amounts and maturities corresponding to the amounts and payment dates of the distributions payable with respect to the
STRYPES, comprising approximately   % of the initial assets of the Trust and
(ii) the Contract with the Contracting Stockholder relating to the Reference
Property, comprising approximately   % of the initial assets of the Trust.



    Pursuant to the terms of the Contract, upon receipt of the Escrow Amount (as defined herein) from the Escrow Agent (as defined herein), the Contracting Stockholder is obligated to deliver to the Trust for the benefit of the holders of the STRYPES absolutely on the Business Day immediately preceding the Exchange Date an aggregate number or amount of Reference Property equal to the product of the Exchange Amount and the aggregate number of STRYPES then outstanding, subject to AMP's Cash Settlement Option.



    The purchase price under the Contract is equal to $   (assuming the
Underwriter's over-allotment option is not exercised) and is payable to the
Contracting Stockholder by the Trust on or about           , 1997. Of such
amount, $1,000,000 (the "Escrow Amount") will be deposited with National
Australia Bank Limited as escrow agent (the "Escrow Agent") on            , 1997
and, in accordance with the Escrow Agreement among the Escrow Agent the Trust, the Contracting Stockholder and AMP (the "Escrow Agreement"), will be held in escrow and paid to AMP on the second Business Day prior to the Exchange Date or, upon notice from the Trust, earlier upon the occurrence of a Dissolution Event. No other consideration is payable by the Trust to the Contracting Stockholder in connection with its acquisition of the Contract or the performance of the Contract by the Contracting Stockholder. See "Investment Objective and Policies--The Contract."

    The Contracting Stockholder is National Australia Trustees Limited ACN, 007 350 405 ("National Australia Trustees") in its capacity as trustee for a trust arrangement (the "Australian Trust") established under the laws of Victoria,
Australia pursuant to a Nominee Trust Agreement, dated           1997, between
National Australia Trustees as trustee and AMP as beneficiary (as amended and supplemented by the Contract, the "Nominee Trust Agreement"). The assets of the Contracting Stockholder under the Contract initially will be the maximum number of Bank Ordinary Shares or, upon the occurrence of a Reorganization Event (as defined herein) other than a Dissolution Event (as defined herein) or the substitution of assets by AMP as described herein, other securities, cash or other property deliverable by the Contracting Stockholder pursuant to the Contract (the "Exchange Property"). So long as no Dissolution Event has occurred, at the direction of AMP, the Contracting Stockholder may exchange the foregoing assets for U.S. or Australian Government obligations as described herein under "Investment Objective and Policies -- The Contract." Upon the occurrence of a Dissolution Event, the Contracting Stockholder shall hold the Exchange Property in trust absolutely for the Trust and AMP shall have only a contingent interest in the Exchange Property not required to be delivered to holders of STRYPES. Thereafter, the Contracting Stockholder shall act solely in accordance with the directions of the Custodian and shall, pursuant to the Contract, distribute to the Trust (for the benefit of the holders of STRYPES absolutely) for distribution PRO RATA to holders the cash, securities and other property payable for the benefit of the holders of STRYPES under the Contract in the form of Reference Property. Upon the occurrence of a Partial Cash Distribution Event, the Contracting Stockholder shall act only in accordance with the instructions of the Custodian with respect to the portion of the aggregate Cash Reorganization Price as is required to be distributed to the Trust in accordance with the Contract, with any remaining Cash Reorganization Price thereafter being distributed to AMP or at AMP's direction. See "Investment Objective and Policies--The Contract--Nominee Trust Agreement; Acceleration."


RELATIONSHIP TO BANK ORDINARY SHARES

    Holders of the STRYPES will receive distributions at the rate of   % of the
issue price per annum. For the years ended September 30, 1991, 1992, 1993, 1994, 1995 and 1996, the total dividends per Bank ADS in U.S. dollar terms was US$1.041, US$0.648, US$0.416, US$0.667, US$1.023 and US$1.290, respectively. Any future determination as to the payment of dividends on the Bank Ordinary Shares will be at the discretion of the Bank's Board of Directors and will depend upon the Bank's operating results, financial condition and capital requirements, contractual restrictions, general business conditions and such other factors as the Bank's Board of Directors deems relevant. Also, dividends on the Bank Ordinary Shares are payable in Australian dollars, while the distributions on the STRYPES will be made in U.S. dollars. For a description of certain dividends paid on Bank Ordinary Shares and certain information regarding the exchange rate of U.S. dollars for Australian dollars, see "Investment Objectives and Policies--The Bank." There can be no assurance that the distribution yield on the STRYPES will be higher than the dividend yield on the Bank Ordinary Shares over the term of the Trust. Holders of STRYPES will not be entitled to receive any future dividends on the Bank Ordinary Shares unless and until such time, if any, as the Trust shall have delivered Bank Ordinary Shares or Bank ADSs in exchange for STRYPES on the Exchange Date or upon earlier dissolution of the Trust, and unless the applicable record date for determining stockholders entitled to receive such dividends occurs after such delivery. See "Risk Factors-- No Stockholder Rights."


    The opportunity for equity appreciation afforded by an investment in the STRYPES is less than that afforded by a direct investment in the Reference Property because, whether or not a Partial Cash Distribution Event occurs, the value of the Reference Property receivable by a holder of a STRYPES upon exchange on the Exchange Date will not exceed the issue price of such STRYPES unless the Reference Property Value exceeds the Threshold Appreciation Price,
which represents an appreciation of   % over the Initial Price. Moreover,
whether or not a Partial Cash Distribution Event occurs, each STRYPES will
entitle the holder to receive on the Exchange Date only   % (the percentage
equal to the Initial Price divided by the Threshold Appreciation Price) of any appreciation of the value of Reference Property Value above the Threshold Appreciation Price. Holders of STRYPES will realize the entire decline in value if the Reference Property Value is less than the Initial Price. As described herein under "Investment Objective and Policies--The
Contract--General," the "Threshold Appreciation Price" initially will be $   and
the "Initial Price" initially will be $   (the last reported per ADS sale price
of Bank ADSs on the NYSE on           , 1997), provided that such amounts will
be adjusted as described herein upon any distribution to holders on any Partial Cash Distribution Date of cash constituting Reference Property. See "Risk Factors--Limitations on Opportunity for Equity Appreciation; Potential Losses."

DILUTION


    The percentage of each type of Reference Property (or the amount of cash or combination of cash and Reference Property) that holders of STRYPES are entitled to receive upon exchange on the Exchange Date will not be adjusted for certain events, such as offerings of Bank Ordinary Shares by the Bank for cash (except certain rights and warrants offerings) or in connection with acquisitions. The Bank is not restricted in connection with the STRYPES from issuing additional Bank Ordinary Shares during the term of the Trust. In addition, principal stockholders of the Bank, including the Contracting Stockholder and AMP, are not precluded from selling Bank Ordinary Shares or from participating in or voting for a reorganization, merger or acquisition of the Bank. The Contracting Stockholder is precluded from selling Bank Ordinary Shares held by it pursuant to the Contract except for tendering the Bank Ordinary Shares or other Reference Securities it holds in connection with any consolidation, merger or acquisition of the Bank or successor issuer of Reference Securities as a whole or in connection with permitted substitution of Exchange Property. Neither the Bank nor any stockholder of the Bank, including the Contracting Stockholder and AMP, has any obligation to consider the interests of holders of STRYPES for any reason. Additional issuances of Bank Ordinary Shares or other Reference Securities may materially and adversely affect the price of Bank Ordinary Shares or other Reference Securities and, because of the relationship of the percentage of each type of Reference Property (or the amount of cash or combination of cash and Reference Property) to be received on the Exchange Date or the cash to be received on any Partial Cash Distribution Date to the price of such other Reference Property, such other events may materially and adversely affect the trading price of the STRYPES. There can be no assurance that the Bank or any successor will not take any of the foregoing actions, or that it will not make offerings of, or that principal stockholders will not sell any, Bank Ordinary Shares or other Reference Securities in the future, or as to the amount of any such offerings or sales. See "Risk Factors--Reference Property Adjustments."


TERM OF THE TRUST


    The Trust will dissolve on or shortly after the Exchange Date unless dissolved earlier upon the occurrence of a Dissolution Event. On or shortly after the Exchange Date, the Reference Property or cash to be exchanged for the STRYPES and any other remaining Trust assets, net of any remaining Trust expenses, if any, will be distributed PRO RATA to holders. Upon the occurrence of any Dissolution Event, the Contract will accelerate, the Escrow Amount will be held for the benefit of and paid to the Contracting Stockholder, the holders of the STRYPES will become absolutely entitled to the assets received pursuant to the Contract, the Trust's other assets will be liquidated, the net assets of the Trust will be distributed PRO RATA to the holders as soon as practicable thereafter, and the Trust will dissolve. See "Investment Objective and Policies--The Contract" and "--Trust Dissolution" and "Risk Factors--Limited Term."


CERTAIN TAX CONSIDERATIONS

    The Trust will be taxable as a grantor trust for United States Federal income tax purposes. Accordingly, each holder will be treated for United States Federal income tax purposes as the owner of its PRO RATA portion of the U.S. Treasury Securities and the Contract, and income received (including original issue discount treated as received) by the Trust will generally be treated as income of the holders. See "Certain Tax Considerations."

    The U.S. Treasury Securities held by the Trust will be treated for United States Federal income tax purposes as having "original issue discount" which will accrue over the term of the U.S. Treasury Securities. It is currently anticipated that each quarterly cash distribution to the holders will be treated as a tax-free return of the holders' costs of the U.S. Treasury Securities and any previously included original issue discount, and therefore will not be considered current income to holders upon receipt thereof for United States Federal income tax purposes. However, a holder (whether on the cash or accrual method of tax accounting) must recognize currently as income original issue discount on the U.S. Treasury Securities as it accrues. See "Certain Tax Considerations."


    Under existing law, a holder should not recognize income, gain or loss upon the Trust's entry into the Contract or over the term of the Contract. In general, the delivery of Reference Property pursuant to the Contract will not be taxable to the holders. A holder will recognize taxable gain or loss upon receipt of cash, if any, upon dissolution of the Trust or to the extent AMP exercises the Cash Settlement Option, and may do so in certain other circumstances. In general, each holder's initial tax basis in any Reference Property received from the Contracting Stockholder and the Trust on the Exchange Date or upon earlier dissolution of the Trust will be equal to its basis in its PRO RATA portion of the Contract less the portion of such basis allocable to any cash that is received. The proper United States Federal income tax treatment of the receipt by a holder of its PRO RATA portion of cash distributed as a result of a Partial Cash Distribution Event prior to dissolution of the Trust is uncertain and will depend upon various factors. See "Certain Tax Considerations."



    For Australian income tax purposes the Trust would not be treated as a resident of Australia. As it is not in receipt of Australian source income it will not be subject to Australian tax on income derived. Quarterly distributions of the Trust will not, therefore, be subject to Australian tax whether by withholding or otherwise.



    There will not be any Australian tax consequences to the Trust arising from the delivery of Reference Property pursuant to the Contract and the distribution of the Reference Property to the U.S. holders. The sale of STRYPES or shares in an Australian listed company will not generate assessable income to U.S. holders or otherwise be subject to Australian capital gains tax except in certain circumstances described below and under "Certain Tax Considerations." Capital gains tax upon the sale of STRYPES or shares in an Australian listed company may apply where the U.S. holder and the U.S. holder's associates together beneficially hold, prior to the sale, ten percent or more of the issued capital of the Australian listed company in which the shares are held, such as the Bank. See "Certain Tax Considerations."



    In the event AMP exercises its Cash Settlement Option, any Australian withholding tax payable thereon will be payable by AMP. It is not contemplated that any withholding tax will be payable on such payment by AMP nor on any payment of those funds by the Trust to U.S. holders.



    Where U.S. holders acquire, on the Exchange Date, Reference Property comprising shares in an Australian corporation, such as the Bank, there may be Australian tax consequences in relation to dividends paid by that Australian corporation. In general terms, fully franked dividends are not subject to withholding tax while unfranked dividends paid to a U.S. holder will be subject to 15% Australian dividend withholding tax. See "Certain Tax Considerations."


MANAGEMENT ARRANGEMENTS

    The Trust will be internally managed and will not have an investment adviser. The Trust's portfolio will not be actively managed. The administration of the Trust will be overseen by the Trustees. The day-to-day administration of the Trust will be carried out by The Bank of New York (or its successor) as trust administrator (the "Administrator"). The Bank of New York (or its successor) will also act as custodian for the Trust's assets (the "Custodian") and as paying agent, transfer agent and registrar (the "Paying Agent") with respect to the STRYPES. Except as aforesaid, The Bank of New York has no other affiliation with, and is not engaged in any other transaction with, the Trust. For their services, the Trust will pay The Bank of New York in its capacities as the Administrator, the Custodian and the Paying Agent at the closing of the Offering a one-time, up-front amount in respect of its fee. See "Management Arrangements."

RISK FACTORS

    The Trust has adopted a fundamental policy that the Contract may not be disposed of during the term of the Trust and that, unless the Trust dissolves prior to the Exchange Date due to the occurrence of a Dissolution Event, the U.S. Treasury Securities may not be disposed of prior to their respective maturities. The Trust will continue to hold the Contract despite any significant decline in the value of the Reference Property or adverse changes in the financial condition of the Bank or other issuer of Reference Property.


    Although the STRYPES will provide investors with a current distribution yield, there is no assurance that the distribution yield on the STRYPES will be higher than the yield on the Reference Property over the term of the Trust. In addition, the opportunity for equity appreciation afforded by an investment in the STRYPES is less than that afforded by a direct investment in the Bank Ordinary Shares. The value of the Reference Property receivable by a holder of a STRYPES upon exchange on the Exchange Date will exceed the issue price of such STRYPES only if the Reference Property Value exceeds the Threshold Appreciation Price, which, assuming a Partial Cash Distribution Event does not occur,
represents an appreciation of   % over the Initial Price. Moreover, assuming a
Partial Cash Distribution Event does not occur, because each STRYPES will
entitle the holder to receive only   % of each type of Reference Security if the
Reference Property Value exceeds the Threshold Appreciation Price, holders of
the STRYPES will be entitled to receive upon exchange only   % of any
appreciation of the value of the Reference Property above the Threshold Appreciation Price. As described herein, the Reference Property Value will represent a determination of the value of the Reference Property immediately prior to any Partial Cash Distribution Date and the Exchange Date. Furthermore, the amount of cash per STRYPES distributed on any Partial Cash Distribution Date or as a result of a Cash Dissolution Event will be the Cash Reorganization Amount adjusted by a present value calculation that discounts such Cash Reorganization Amount to the payment date from the Exchange Date as described herein. Accordingly, there can be no assurance that the amount receivable by the holder of a STRYPES on the Exchange Date or as a result of any Dissolution Event plus any cash distribution to the holder on any Partial Cash Distribution Date will be equal to or greater than the issue price of the STRYPES. If the Reference Property Value is less than the Initial Price on the Exchange Date (whether or not a Partial Cash Distribution Event occurs), the amount distributed to the holder of a STRYPES may be less than the issue price paid for the STRYPES, in which case an investment in STRYPES will result in a loss. See "Investment Objectives and Policies--General" and "--The Contract."


    The Trust is classified as a "non-diversified" investment company under the Investment Company Act. Consequently, the Trust is not limited by the Investment Company Act in the proportion of its assets that may be invested in the securities of a single issuer. Since the only securities held by the Trust will be the U.S. Treasury Securities and the Contract, the Trust may be subject to greater risk than would be the case for an investment company with more diversified investments.

    The trading prices of the STRYPES in the secondary market will be directly affected by the trading prices of Banks ADSs or Bank Ordinary Shares or other Reference Property in the secondary market. It is impossible to predict whether the price of Bank ADSs or Bank Ordinary Shares or other Reference Property will rise or fall. Trading prices of Bank ADSs or Bank Ordinary Shares or other Reference Property will be influenced by the Bank's or successor issuer's operating results and prospects and by economic, financial and other factors and market conditions.


    Holders of STRYPES will not be entitled to any rights with respect to the Bank Ordinary Shares or other Reference Securities (including, without limitation, voting rights and rights to receive any dividends or other distributions in respect thereof) unless and until such time, if any, as the holders shall have received Bank Ordinary Shares or other Reference Securities in exchange for STRYPES on the Exchange

Date or upon the distribution of the Bank Ordinary Shares or other Reference Securities following the occurrence of a Dissolution Event.



    The bankruptcy or winding up of, or similar events affecting, the Contracting Stockholder or AMP could adversely affect the time of exchange or, as a result, the amount received by the holders of the STRYPES. See "Risk Factors--Risk Relating to Winding Up of Contracting Stockholder or AMP."


    Holders will experience a taxable event upon receipt of cash, if any, upon dissolution of the Trust. Because of an absence of authority as to the proper character of any gain or loss resulting from such a taxable event, the ultimate tax consequences to holders as a result of the Contracting Stockholder satisfying its obligation under the Contract, in whole or in part, with cash is uncertain. See "Risk Factors."

LISTING

    Application has been made to list the STRYPES on the NYSE.

                                   FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Load (as a percentage of offering price)....            3%(a)
  Automatic Dividend Reinvestment Plan Fees.................    Not Applicable

ANNUAL EXPENSES (as a percentage of net assets)
  Management Fees(b)........................................            0%
  Other Expenses(c).........................................            0%
                                                                        --
TOTAL ANNUAL EXPENSES(c)....................................            0%
                                                                        --
                                                                        --

EXAMPLE                                                         1 YEAR       3 YEARS
                                                              -----------  -----------
An investor would pay the following expenses on a $1,000
investment, including the maximum sales load of $30 and
assuming (1) no annual expenses and (2) a 5% annual return
throughout the periods:                                        $      30    $      30

------------------------

(a) See the cover page of this Prospectus and "Underwriting."

(b) See "Management Arrangements." The Trust will be internally managed; consequently there is no separate investment advisory fee paid by the Trust. The Bank of New York will act as the administrator of the Trust.

(c) The organization costs of the Trust in the amount of $    , the costs
    associated with the initial registration and offering of the STRYPES
    estimated to be approximately $    , and approximately $     in respect of
    anticipated ongoing expenses over the term of the Trust will be paid by the Trust. Any unanticipated operating expenses of the Trust will be paid by Merrill Lynch & Co., Inc., which will be reimbursed by AMP. See "Management Arrangements--Estimated Expenses." Absent such arrangements, the Trust's
    "Other Expenses" and "Total Annual Expenses" would be approximately   % of
    the Trust's net assets.

    The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Trust will bear directly or indirectly. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE.

                                   THE TRUST


    WBK STRYPES Trust is a Delaware business trust and will be registered as a closed-end management investment company under the Investment Company Act. The Trust was formed on March 14, 1996 pursuant to a Trust Agreement dated as of
such date (as amended and restated as of            , 1997 the "Declaration of
Trust"). The term of the Trust will expire on or shortly after            ,
2000, except that the Trust may be dissolved prior to such date under certain limited circumstances. The Trust will be treated as a grantor trust for United States Federal income tax purposes. The Trust's principal office is located at 850 Library Avenue, Suite 204, Newark, Delaware 19715, and its telephone number is (302) 738-6680.


                                USE OF PROCEEDS

    The net proceeds of the Offering will be approximately $         (or
approximately $         , if the Underwriter's over-allotment option is
exercised in full), after payment of the sales load, the expenses of the Offering and the other expenses payable by the Trust as described herein. At the time of the closing of the Offering, or shortly thereafter, the net proceeds of the Offering will be used to purchase a fixed portfolio comprised of a series of zero-coupon U.S. Treasury Securities with face amounts and maturities corresponding to the amounts and payment dates of the distributions payable with respect to the STRYPES, to pay the purchase price under the Contract to the Contracting Stockholder and to pay the Escrow Amount under the Escrow Agreement to the Escrow Agent.

                       INVESTMENT OBJECTIVE AND POLICIES

    UNLESS THE CONTEXT OTHERWISE REQUIRES, THE FOLLOWING DISCUSSION ASSUMES THAT ON THE EXCHANGE DATE, THE REFERENCE PROPERTY CONSISTS ONLY OF BANK ORDINARY SHARES.

GENERAL


    The Trust will purchase and hold (i) a series of zero-coupon U.S. Treasury Securities maturing on a quarterly basis through the Exchange Date and (ii) the Contract with the Contracting Stockholder and AMP relating to the Reference Property. The Trust's investment objective is to distribute to holders of
STRYPES on a quarterly basis $         per STRYPES (which amount equals the PRO
RATA portion of the fixed quarterly distributions from the proceeds of the maturing U.S. Treasury Securities held by the Trust) and, on the Exchange Date, a percentage of the number or amount of each type of Reference Security and other property constituting part of the Reference Property (or, in certain circumstances, cash, or a combination of cash, Reference Securities and other property, with an equal value) per STRYPES equal to the Exchange Amount. The Exchange Amount is equal to: (a) if the Reference Property Value is greater than or equal to the Threshold Appreciation Price, % of the number or amount of each type of Reference Property, (b) if the Reference Property Value is less than the Threshold Appreciation Price but is greater than the Initial Price, a percentage of the number or amount of each type of Reference Property, allocated as proportionately as practicable, so that the aggregate value thereof is equal to the Initial Price, and (c) if the Reference Property Value is less than or equal to the Initial Price, 100% of the number or amount of each type of Reference
Property. The "Initial Price" initially will be $         , provided that,
following the distribution of cash constituting Reference Property as a result of a Partial Cash Distribution Event, the Initial Price will be the product of the Initial Price in effect immediately prior to such distribution and the fraction obtained by dividing (i) the result of subtracting the aggregate Cash Reorganization Price for the Reference Securities included in the Reference Property that were disposed of in connection with such Partial Cash Distribution Event from the Reference Property Value (computed as of the related Partial Cash Distribution Date assuming no such disposition had occurred) by (ii) the Reference Property Value (computed as aforesaid), with such product being rounded to the nearest cent. The "Threshold Appreciation Price" initially will
be $         , provided that, following the distribution of cash constituting
Reference Property as a result of a Partial Cash Distribution Event, the Threshold Appreciation Price will be the product of the Threshold Appreciation Price in effect immediately prior to such distribution and the fraction obtained by dividing (i) the result of subtracting the aggregate Cash Reorganization Price for the Reference Securities included in the Reference Property that were disposed of in connection with such Partial Cash Distribution Event from the Reference Property Value (computed as of the related Partial Cash Payment Date assuming no such disposition had occurred) by (ii) the Reference Property Value (computed as aforesaid), with such product being rounded to the nearest cent.



    THERE CAN BE NO ASSURANCE THAT THE AMOUNT RECEIVABLE BY THE HOLDER OF A STRYPES ON THE EXCHANGE DATE OR AS A RESULT OF ANY DISSOLUTION EVENT PLUS ANY CASH DISTRIBUTION TO THE HOLDER ON ANY PARTIAL CASH DISTRIBUTION DATE WILL BE EQUAL TO OR GREATER THAN THE ISSUE PRICE OF THE STRYPES. IF THE REFERENCE PROPERTY VALUE ON THE EXCHANGE DATE IS LESS THAN THE INITIAL PRICE, THE AMOUNT DISTRIBUTED TO THE HOLDER OF A STRYPES MAY BE LESS THAN THE ISSUE PRICE OF THE STRYPES, IN WHICH CASE AN INVESTMENT IN STRYPES WILL RESULT IN A LOSS. Holders otherwise entitled to receive fractional units or interests of any Reference Security or other property constituting part of the Reference Property in respect of their aggregate holdings of STRYPES will receive cash in lieu thereof. See "Fractional Interests."



    The term "Reference Property" initially means five Bank Ordinary Shares and shall be subject to adjustment from time to time prior to the Business Day immediately preceding the Exchange Date to reflect the addition, substitution or distribution of any cash, securities and/or other property resulting from the application of the adjustment provisions described below under "--The Contract--Reference Property Adjustments." As more fully described below, upon application of such adjustment provisions, in the future the Reference Property may include, in addition to or in lieu of Bank Ordinary Shares, other securities of the Bank, securities of another issuer, cash or other property. The term "Reference Security" means, at any time, any security (as defined in Section 2(1) of the Securities Act) then constituting part of the Reference Property. The term "Reference Property Value" means, subject to the adjustment provisions described below, the sum, determined as of 10:00 A.M. (New York City time) on the second Business Day preceding the Exchange Date, any Partial Cash Distribution Date or the date of any distribution following a Dissolution Event, as the case may be (each such date being a "Reference Date"), of the U.S. Dollar Equivalent of (a) for any portion of the Reference Property consisting of cash, the amount of such cash, (b) for any portion of the Reference Property consisting of property other than cash or Reference Securities, the fair market value of such property (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator) as of 10:00 A.M. (New York City time) on the third Business Day preceding the Reference Date, and (c) for any portion of the Reference Property consisting of a Reference Security, an amount equal to the average Closing Price (as defined herein) per unit of such Reference Security for the 20 Trading Days immediately prior to, but not including, the second Trading Day preceding the Reference Date multiplied by the number of units of such Reference Security constituting part of the Reference Property. The term "U.S. Dollar Equivalent" with respect to the value of any asset or liability means (i) if such asset or liability is denominated or valued in U.S. dollars, such U.S. dollar amount; (ii) if such asset or liability (other than cash) is denominated or valued in other than in U.S. dollars, the product of the value of such asset or liability and (x) the U.S. dollar noon buying rate in New York City for cable transfers (the "Noon Buying Rate") of the currency in which the asset or liability is denominated or valued as certified by the Federal Reserve Bank of New York on the date on or as of which the value of the asset or liability is being determined or (y) if the Noon Buying Rate for such currency is not available on such date, a rate of exchange determined by the Administrator and (iii) if such asset or liability is cash, the U.S. dollar amount that the Exchange Agent would deliver in exchange for such cash pursuant to the Administration Agreement (as defined herein) assuming such exchange occurs on the payment or distribution date in respect of which the value of such asset or liability is being determined and the rate of exchange is comparable to that afforded to the Exchange Agent's best customers for comparable volume.


    At the request of a STRYPES holder, Bank Ordinary Shares constituting Reference Property which such holder may be entitled to receive on the Exchange Date or otherwise will be delivered in the form of

Bank ADSs representing such shares and evidenced by Bank ADRs, but only if at the time of delivery Bank ADSs are listed on the NYSE or another national or regional U.S. stock exchange or quoted on a U.S. automated quotation system and if and to the extent such Bank Ordinary Shares are accepted for deposit by the depositary for the Bank ADSs. Any such request shall have been received by the Administrator at least 30 days prior to the Exchange Date or other applicable distribution date. Any such request may be revoked provided such revocation is received by the Administrator at least 30 days prior to the Exchange Date or other applicable distribution date. A Bank ADS request/revocation form is attached hereto as Annex A. In the event that a holder elects to receive Bank ADSs, on the Exchange Date or other distribution date, as the case may be, the Trust will deposit the Bank Ordinary Shares with the Bank ADR depositary with instructions to register ADRs in such holder's name and to deliver such ADRs as requested by such holder and the Trust will be responsible for the payment of any fees of the Bank ADR depositary in connection therewith. Any such payment will be reimbursed by Merrill Lynch & Co., Inc., which in turn will be reimbursed by AMP.


    The "Closing Price" of (i) a Bank Ordinary Share constituting a Reference Security on any date of determination means (a) (w) the closing sale price per ADS (or, if no closing sale price per ADS is reported, the last reported per ADS sale price) of Bank ADSs on the NYSE on such date or, if Bank ADSs are not listed for trading on the NYSE on such date, as reported in the composite transactions for the principal United States securities exchange on which Bank ADSs are so listed, or, if Bank ADSs are not so listed, as reported by National Association of Securities Dealers, Inc. Automated Quotation System, or if Bank ADSs are not so reported, the last quoted per ADS bid price for Bank ADSs in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or (b) if Bank ADSs are not outstanding or traded, (y) the closing price per share (or, if no closing price per share is reported, the last reported per share sale price) of Bank Ordinary Shares on the Australian Stock Exchange (the "ASX") on such date or, if Bank Ordinary Shares are not listed for trading on the ASX on such date, the per share market value of Bank Ordinary Shares on such date as determined by a nationally recognized independent investment banking firm in Australia retained for this purpose by the Administrator, multiplied by (z) the U.S. dollar noon buying rate in New York City for cable transfers of Australian dollars as certified by the Federal Reserve Bank of New York on such date; and (ii) a Reference Security other than a Bank Ordinary Share on any date of determination means the closing sale price (or, if no closing price is reported, the last reported sale price) of such security on the NYSE on such date or, if such security is not listed for trading on the NYSE on such date, as reported in the composite transactions for the principal United States securities exchange on which such security is so listed, or, if such security is not so listed on a United States exchange, as reported by National Association of Securities Dealers, Inc. Automated Quotation System, or, if such security is not so reported, the last quoted bid price for such security in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or, if such bid price is not available, the U.S. Dollar Equivalent of the market value of such security on such date as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator. A "Trading Day" is defined as a day on which the security the Closing Price of which is being determined (A) is not suspended from trading on any securities exchange or association or over-the-counter market at the close of business and (B) has traded at least once on the securities exchange or association or over-the-counter market that is the primary market for the trading of such security or, in connection with calculating the Reference Property Value for Bank Ordinary Shares using clause
(i)(a) of the definition of Closing Price, the primary trading market for the trading of Bank ADSs. The term "Business Day" means any day that is not a Saturday, a Sunday or a day on which the NYSE, The NASDAQ National Market, or banking institutions or trust companies in The City of New York and any other place where payment under the Contract or the Escrow Agreement is required to be made are authorized or obligated by law or executive order to close.


    Pursuant to the terms of the Contract, the Contracting Stockholder is obligated to deliver to the Trust on the Business Day immediately preceding the Exchange Date the aggregate number or amount of each type of Reference Security and other property constituting part of the Reference Property required by the

Trust in order to exchange all of the STRYPES (including STRYPES issued pursuant to the over-allotment option granted by the Trust to the Underwriter and STRYPES issued in connection with the formation of the Trust) on the Exchange Date in accordance with the Trust's investment objective. The obligation of the Contracting Stockholder to deliver Reference Property under the Contract may be cash settled, at the option of AMP (the "Cash Settlement Option"), in whole or in part, if AMP delivers to the Trust on the Business Day immediately preceding the Exchange Date, in lieu of the portion of the number or amount of each type of Reference Property otherwise deliverable in respect of which the Cash Settlement Option is exercised, cash in an amount equal to the value of the Reference Property immediately prior to the Exchange Date. To the extent that AMP elects to satisfy its obligation under the Contract by delivering cash or the Reference Property includes cash, holders will receive cash on the Exchange Date. On or prior to the twenty-sixth Business Day preceding the Exchange Date, the Administrator will notify The Depository Trust Company (the "Depository") and publish a notice in THE WALL STREET JOURNAL or another daily newspaper of national circulation stating whether the applicable percentage of the number or amount of the Reference Property or cash will be delivered in exchange for the STRYPES on the Exchange Date. At the time such notice is published, the Reference Property Value will not have been determined. If the Contracting Stockholder delivers Reference Property, holders will be responsible for the payment of any and all brokerage costs upon the subsequent sale thereof.


    The Contract will comprise approximately      % of the Trust's initial
assets. The Trust has adopted a fundamental policy that the Contract may not be disposed of during the term of the Trust and that, unless the Trust dissolves prior to the Exchange Date upon the occurrence of a Dissolution Event, the U.S. Treasury Securities may not be disposed of prior to their respective maturities. The foregoing fundamental policies of the Trust may not be changed without the vote of 100% in interest of the holders. The Trust has also adopted a policy to invest at least 65% of its portfolio initially in the Contract. While the Trust would ordinarily expect to maintain its investment in the Contract at or above 65%, its proportionate investment in the Contract could fall below 65% as result of a Partial Cash Distribution Event or fluctuations in the relative value of its investment in the Contract and its investment in U.S. Treasury Securities.


TRUST ASSETS


    The Trust's assets primarily will consist of (i) U.S. Treasury Securities and (ii) the Contract. The Trust may also make certain temporary investments. See "--Temporary Investments." For illustrative purposes only, the following table shows the number of Bank Ordinary Shares or amount of cash (in U.S. dollars) that a holder would receive for each STRYPES at various Reference Property Values. The table assumes that there will be no Reference Property adjustments as described below under "--The Contract-- Reference Property Adjustments" and, accordingly, that on the Exchange Date, the Reference Property will consist of five Bank Ordinary Shares. There can be no assurance that the Reference Property Value will be within the range set forth below. Given an
Initial Price of $         and a Threshold Appreciation Price of $         , a
holder would receive on the Exchange Date the following number of Bank Ordinary Shares or amount of cash (if the Contracting Stockholder elects to satisfy its obligation under the Contract in whole with cash) per STRYPES:


   REFERENCE                       NUMBER OF BANK ADS
 PROPERTY VALUE   NUMBER OF BANK    (ASSUMING 5 BANK
OF BANK ORDINARY     ORDINARY     ORDINARY SHARES PER   AMOUNT OF
     SHARES           SHARES           BANK ADS)          CASH
----------------  --------------  --------------------  ---------


    The following table sets forth information regarding the distributions to be received on the U.S. Treasury Securities, the portion of each year's distributions that will constitute a return of capital for

United States Federal income tax purposes and the amount of original issue discount accruing, assuming a yield-to-maturity accrual election, on the U.S. Treasury Securities with respect to a holder who acquires its STRYPES at the issue price from the Underwriter pursuant to the Offering. See "Certain Tax Considerations."


                                           ANNUAL GROSS                      ANNUAL INCLUSION
                      ANNUAL GROSS      DISTRIBUTIONS FROM                     OF ORIGINAL
                   DISTRIBUTIONS FROM      U.S. TREASURY     ANNUAL RETURN    ISSUE DISCOUNT
                      U.S. TREASURY       SECURITIES PER     OF CAPITAL PER   IN INCOME PER
YEAR                   SECURITIES             STRYPES           STRYPES          STRYPES
-----------------  -------------------  -------------------  --------------  ----------------
1997.............      $                    $                  $               $
1998.............
1999.............
2000.............


    The anticipated annual distribution of $         per STRYPES is payable
quarterly on each February 15, May 15, August 15 and November 15, commencing November 15, 1997 (or, if any such date is not a Business Day, the next succeeding Business Day). Quarterly distributions on the STRYPES will consist solely of the cash received from the proceeds of the maturing U.S. Treasury Securities held by the Trust. The Trust will not be entitled to any future dividends that may be declared on the Bank Ordinary Shares except Extraordinary Cash Dividends (as defined herein). See "Dividends and Distributions."


ENHANCED YIELD; LESS POTENTIAL FOR EQUITY APPRECIATION THAN BANK ORDINARY
  SHARES; NO DEPRECIATION PROTECTION

    Although the STRYPES will provide investors with a current distribution yield, there is no assurance that the distribution yield on the STRYPES will be higher than the dividend yield on the Bank Ordinary Shares or other Reference Securities over the term of the Trust. In addition, the opportunity for equity appreciation afforded by an investment in the STRYPES is less than that afforded by a direct investment in the Bank Ordinary Shares. The value of the Bank Ordinary Shares receivable by a holder of a STRYPES on the Exchange Date (plus any cash received in connection with any Partial Cash Distribution Event) will exceed the issue price of such STRYPES only if the Reference Property Value exceeds the Threshold Appreciation Price, which represents an appreciation of
     % of the Initial Price. Moreover, because each STRYPES will entitle the
holder to receive only      % of the number or amount of each type of Reference
Security and other property constituting part of the Reference Property if the Reference Property Value exceeds the Threshold Appreciation Price, holders of
the STRYPES will be entitled to receive upon exchange only      % (the
percentage equal to the Initial Price divided by the Threshold Appreciation Price) of any appreciation of the value of the Reference Property above the Threshold Appreciation Price. Holders of STRYPES will bear the entire decline in value if the Reference Property Value is less than the Initial Price.

THE BANK


    Westpac Banking Corporation (the "Bank"), together with its subsidiaries ("Westpac"), is one of the four major banking organizations in Australia. Westpac is engaged in a broad range of banking and financial services, including general banking (retail, commercial and institutional banking), finance company activities, investment management and insurance. On September 24, 1997, the market capitalization of the Bank was in excess of A$15 billion, which ranked it in the top five Australian companies listed on the ASX.


    Westpac was the first bank established in Australia. It was founded in 1817 and was incorporated in 1850 as Bank of New South Wales by an Act of the New South Wales Parliament. In 1982, the Bank acquired The Commercial Bank of Australia Limited and changed its name to Westpac Banking Corporation. The Bank's principal office is located at 60 Martin Place, Sydney, New South Wales, 2000, Australia and its telephone number is
(61)(2)9266-3311.


    For each of the Bank's fiscal years indicated below, the high, low, average and year-end Noon Buying Rates for Australian dollars were:


                                                         YEAR ENDED SEPTEMBER 30,
                                     ----------------------------------------------------------------
                                      1997(1)     1996       1995       1994       1993       1992
                                     ---------  ---------  ---------  ---------  ---------  ---------
                                                             (US$PER A$1.00)
High...............................     0.8120     0.8026     0.7778     0.7467     0.7224     0.8004
Low................................     0.7163     0.7318     0.7100     0.6460     0.6450     0.7112
Average(2).........................     0.7728     0.7718     0.7429     0.7109     0.6839     0.7528
Close (on September 24)............     0.7206     0.7912     0.7556     0.7400     0.6450     0.7139


------------------------


(1) Through September 24, 1997.


(2) The average of the exchange rates on the last day of each month during the period.

    The principal exchange for the Bank Ordinary Shares is the ASX. Bank ADSs, each representing five Bank Ordinary Shares, are listed on the NYSE. The Bank Ordinary Shares are also listed on the Tokyo Stock Exchange and The Stock Exchange, New Zealand.

    The table below shows, for the calendar periods indicated, the reported high and low market quotations for the Bank Ordinary Shares on the ASX based on its daily official list and for the Bank ADSs on the NYSE.


                                          PER ORDINARY
                                             SHARE             PER BANK ADS
                                        ----------------  -----------------------
QUARTER ENDING                           HIGH      LOW       HIGH         LOW
--------------------------------------  -------  -------  ----------   ----------
1994:
  March...............................  A $5.55  A $4.45  US $20 1/8   US $15 1/4
  June................................     5.08     4.15      18 3/8       15 1/4
  September...........................     4.86     4.12      17 7/8       15 1/4
  December............................     4.58     3.90      17 1/2       14 7/8
1995:
  March...............................     5.07     4.30      21 3/8       16 3/8
  June................................     5.51     4.80      20 1/8       17 1/2
  September...........................     5.50     4.82      20 5/8       17 7/8
  December............................     5.96     5.28      22 1/2       19 3/4
1996:
  March...............................     6.49     5.53      24 3/8       21 1/2
  June................................     6.33     5.30      24 7/8       21 3/8
  September...........................     6.59     5.20      26           20 1/2
  December............................     7.50     6.44      30 3/8       25 1/4
1997:
  March...............................     7.90     6.93      30 1/8       27
  June................................     8.10     6.43      30 1/4       25 3/8
  September (through September 24)....     9.04     7.66      32 15/16     28 1/16

    The table below sets forth the total dividends paid on each fully paid Bank Ordinary Share in respect of each fiscal year of the Bank indicated. Amounts are translated into U.S. dollars at the Noon Buying Rate on each of the respective payment dates for interim and final dividends.


                                                                                   TOTAL
                                        TOTAL DIVIDENDS     TOTAL DIVIDENDS    DIVIDENDS PER
                                       PER ORDINARY SHARE  PER ORDINARY SHARE     BANK ADS
                                       ------------------  ------------------  --------------
Fiscal Year Ended September 30
1991.................................         A$0.275             US$0.208          US$1.041
1992.................................           0.180                0.130             0.648
1993.................................           0.120                0.083             0.416
1994.................................           0.180                0.135             0.677
1995.................................           0.280                0.205             1.023
1996.................................           0.330                0.258             1.290


    Any future determination as to the payment of dividends on the Bank Ordinary Shares will be at the discretion of the Bank's Board of Directors and will depend upon the Bank's operating results, financial condition and capital requirements, contractual restrictions, general business conditions and such other factors as the Bank's Board of Directors deems relevant.

    Morgan Guaranty Trust Company of New York acts as depositary for the Bank ADSs.


    Holders of STRYPES will not be entitled to receive any future dividends on the Reference Securities unless and until such time, if any, as the Contracting Stockholder shall have delivered Reference Securities STRYPES on the Exchange Date or upon the occurrence of a Dissolution Event, and unless the applicable record date for determining stockholders entitled to receive such dividends occurs after such delivery. At such time, the Bank Ordinary Shares will be held by the Trust for the benefit of the holders of STRYPES absolutely. See "Risk Factors--No Stockholder Rights."


    The Bank is subject to the information requirements of the Exchange Act applicable to foreign private issuers. Accordingly, the Bank files reports and other information with the Securities and Exchange Commission (the "Commission"). Copies of such material can be inspected and copied at the public reference facilities maintained by the Commission at the address specified under "Additional Information." Reports and other information concerning the Bank may also be inspected at the offices of the NYSE.


    THE BANK IS NOT AFFILIATED WITH THE TRUST, THE UNDERWRITER, THE CONTRACTING STOCKHOLDER OR AMP, WILL NOT RECEIVE ANY OF THE PROCEEDS FROM THE SALE OF THE STRYPES AND WILL HAVE NO OBLIGATIONS WITH RESPECT TO THE STRYPES. THIS PROSPECTUS RELATES ONLY TO THE STRYPES OFFERED HEREBY AND DOES NOT RELATE TO THE BANK, BANK ADSs OR BANK ORDINARY SHARES.


THE CONTRACT


    GENERAL. On the Business Day immediately preceding the Exchange Date, pursuant to the terms of the Contract, the Contracting Stockholder is obligated to deliver to the Trust an aggregate number or amount of each type of the Reference Property equal to the product of the Exchange Amount and the aggregate number of STRYPES then outstanding and, pursuant to the Escrow Amount, the Escrow Agent is obligated to deliver the Escrow Amount to the Contracting Stockholder. The obligation of the Contracting Stockholder to deliver shares of Reference Property under the Contract may be cash settled, at the option of AMP, in whole or in part, if AMP delivers to the Trust on the Business Day immediately preceding the Exchange Date, in lieu of the portion of the Reference Property otherwise deliverable in respect of which the Cash Settlement Option is exercised, U.S. dollars in an amount (calculated to the nearest 1/100th of a dollar or, if there is not a nearest 1/100th of a dollar, then to the next higher 1/100th of a dollar) equal to the Reference Property Value. In the event, and to the extent, that AMP exercises the Cash Settlement Option, holders of the STRYPES will receive cash on the Exchange Date.



    REFERENCE PROPERTY ADJUSTMENTS. The Reference Property is subject to adjustment if an issuer of a Reference Security shall: (i) pay a stock dividend or make a distribution with respect to such Reference Security in Reference Securities; (ii) subdivide or split the outstanding units of such Reference Security into a greater number of units; (iii) combine the outstanding units of such Reference Security into a smaller number of units; (iv) issue by reclassification of units of such Reference Security any units of another security of such issuer; (v) issue rights or warrants to all holders of such Reference Security entitling them to subscribe for or purchase any of its securities or other property (other than rights to purchase units of such Reference Security pursuant to a plan for the reinvestment of dividends or interest); or (vi) pay a dividend or make a distribution to all holders of such Reference Security of cash, securities or other property (excluding any cash dividend on any Reference Security consisting of capital stock that does not constitute an Extraordinary Cash Dividend (as defined below), excluding any payment of interest on such Reference Security consisting of an evidence of indebtedness and excluding any dividend or distribution referred to in clause
(i), (ii), (iii), (iv) or (v) above) or issue to all holders of such Reference Security rights or warrants to subscribe for or purchase any of its securities or other property (other than rights to purchase units of such Reference Security pursuant to a plan for the reinvestment of dividends or interest and rights referred to in clause (v) above) (any of the foregoing cash, securities or other property or rights or warrants are referred to as the "Distributed Assets") (any such event described in clause (i), (ii), (iii), (iv), (v) or
(vi), a "Dilution Event").


    In the case of the Dilution Events referred to in clauses (i), (ii), (iii) and (iv) above, the Reference Property shall be adjusted to include the number of units of such Reference Security and/or security of such issuer which a holder of units of such Reference Security would have owned or been entitled to receive immediately following any such event had such holder held, immediately prior to such event, the number of units of such Reference Security constituting part of the Reference Property immediately prior to such event. Each such adjustment shall become effective immediately after the effective date for such subdivision, split, combination or reclassification, as the case may be. Each such adjustment shall be made successively.


    In the case of the Dilution Event referred to in clause (v) above, the Reference Property shall be adjusted multiplying the number of Reference Securities constituting Reference Property immediately prior to the date of issuance of the rights or warrants referred to in clause (v) above by a fraction, the numerator of which shall be the number of Reference Securities outstanding on the date of issuance of such rights or warrants, immediately prior to such issuance, plus the number of additional Reference Securities offered for subscription or purchase pursuant to such rights or warrants, and the denominator of which shall be the number of Reference Securities outstanding on the date of issuance of such rights or warrants, immediately prior to such issuance, plus the number of additional Reference Securities which the aggregate offering price of the total number of Reference Securities so offered for subscription or purchase pursuant to such rights or warrants would purchase at the current market price (determined as the average Closing Price per Reference Security for the 20 Trading Days immediately prior to the date such rights or warrants are issued, subject to certain adjustments), which shall be determined by multiplying such total number of Reference Securities by the exercise price of such rights or warrants and dividing the product so obtained by such current market price. To the extent that Reference Securities are not delivered after the expiration of such rights or warrants, or if such rights or warrants are not issued, the Reference Property shall be readjusted to the Reference Property which would then be in effect had such adjustments for the issuance of such rights or warrants been made upon the basis of delivery of only the number of Reference Securities actually delivered.


    In the case of the Dilution Event referred to in clause (vi) above, the Reference Property shall be adjusted to include, from and after such dividend, distribution or issuance, (x) in respect of that portion, if any, of the Distributed Assets consisting of cash, the amount of such Distributed Assets consisting of cash received for each unit of such Reference Security multiplied by the number of units of such Reference Security constituting part of the Reference Property on the date of such dividend, distribution or issuance, immediately prior to such dividend, distribution or issuance, without interest thereon, plus (y) in respect of that portion, if any, of the Distributed Assets which are other than cash, the number or amount of each type of Distributed Assets other than cash received with respect to each unit of such Reference Security multiplied by the number of units of such Reference Security constituting part of the Reference Property on the date of such dividend, distribution or issuance, immediately prior to such dividend, distribution or issuance.


    An "Extraordinary Cash Dividend" means, with respect to any consecutive 12-month period, the amount, if any, by which the aggregate amount of all cash dividends or any other distribution made by the issuer of a Reference Security or made pursuant to a Scheme of Arrangement effecting a distribution of distributable profits or reserves (other than a bonus issue), whether in cash or in specie, on any Reference Security consisting of capital stock occurring in such 12-month period (or, if such Reference Security was not outstanding at the commencement of such 12-month period or was not then a part of the Reference Property, occurring in such shorter period during which such Reference Security was outstanding and was part of the Reference Property) exceeds on a per share basis 12% of the average of the Closing Prices per share of such Reference Security over such 12-month period (or such shorter period during which such Reference Security was outstanding and was part of the Reference Property); provided that, for purposes of the foregoing definition, the amount of cash dividends paid on a per share basis will be appropriately adjusted to reflect the occurrence during such period of any stock dividend or distribution of shares of capital stock of the issuer of such Reference Security or any subdivision, split, combination or reclassification of shares of such Reference Security.



    In the event of (A) any consolidation or merger of an issuer of a Reference Security with or into another entity (other than a consolidation or merger in which such issuer is the continuing corporation and in which the Reference Security outstanding immediately prior to the consolidation or merger is not exchanged for cash, securities or other property of such issuer or another entity) or acquisition of an issuer of a Reference Security by another entity,
(B) any sale, transfer, lease or conveyance to another corporation of the property of an issuer of a Reference Security as an entirety or substantially as an entirety, (C) any statutory exchange of securities of an issuer of a Reference Security with another entity, (D) any scheme of arrangement or (E) any liquidation, dissolution, winding up or bankruptcy of an issuer of a Reference Security including the Bank as such (excluding any distribution in such Dilution Event referred to in clause (vi) above) (any such event described in clause (A),
(B), (C), (D) or (E), a "Reorganization Event"), the Reference Property shall be adjusted to include, from and after the effective date for such Reorganization Event, in lieu of the number of units of such Reference Security constituting part of the Reference Property immediately prior to the effective date for such Reorganization Event, the amount or number of any cash, securities and/or other property owned or received in such Reorganization Event with respect to each unit of such Reference Security multiplied by the number of units of such Reference Security constituting part of the Reference Property immediately prior to the effective date for such Reorganization Event.



    The Administrator is required, within ten Business Days following the occurrence of an event that requires an adjustment to the Reference Property (or if the Administrator is not aware of such occurrence, as soon as practicable after becoming so aware), to provide written notice to the holders of the STRYPES of the occurrence of such event and a statement in reasonable detail setting forth the amount or number of each type of Reference Security and other property then constituting part of the Reference Property.



    No adjustments to the Reference Property will be made for certain other events, such as offerings of Bank Ordinary Shares by the Bank for cash (except as described above) or in connection with acquisitions. Likewise, no adjustments to the Reference Property will be made for any sales of Bank Ordinary Shares by AMP or the Contracting Stockholder.

    CASH DISTRIBUTION EVENTS. Upon the occurrence of (a) an event described in clause (iii) of the definition of Dissolution Event (a "Cash Dissolution Event") or (b) any consolidation, merger or acquisition of an issuer of a Reference Security with, into or by another entity in which some but less than all of the consideration for the Reference Securities constituting the Reference Property immediately prior to such consolidation, merger or acquisition is cash (a "Partial Cash Distribution Event"), the Contracting Stockholder will pay to the Trust pursuant to the Contract out of the cash per unit of Reference Security paid for such Reference Security in connection with such event (the "Cash Reorganization Price") an amount of cash equal to the product of (i) the number of STRYPES, (ii) the number of units of such Reference Securities constituting Reference Property immediately prior to such Cash Dissolution Event or Partial Cash Dissolution Event and (iii) the Adjusted Present Value of the Cash Reorganization Amount. The term "Cash Reorganization Amount" with respect to any Cash Reorganization Price means an amount equal to (i) if the Reference Property
Value is greater than or equal to the Threshold Appreciation Price,   % of the
Cash Reorganization Price, (ii) if the Reference Property Value is less than the Threshold Appreciation Price but greater than the Initial Price, the product of the Initial Price and the percentage of the Reference Property Value that represents the Cash Reorganization Price, and (iii) if the Reference Property Value is less than or equal to the Initial Price, the Cash Reorganization Price. The "Adjusted Present Value" of any Cash Reorganization Amount is the U.S. Dollar Equivalent (as defined herein) of the Cash Reorganization Amount, discounted on a semi-annual basis (assuming a 360-day year of twelve 30-day months) at the Adjusted Treasury Rate from the Exchange Date to the date on which the Cash Reorganization Price is paid in connection with the Cash Distribution Event or Partial Cash Distribution Event.



    The Trust will not dissolve upon the occurrence of a Partial Cash Distribution Event. However, on the third Business Day following payment of any Cash Reorganization Price for a Reference Security in connection with a Partial Cash Distribution Event (a "Partial Cash Distribution Date"), the Contracting Stockholder will pay the Trust an amount equal to the product of (i) the number of STRYPES, (ii) the number of units of such Reference Security constituting Reference Property immediately prior to such Partial Cash Distribution Event and
(iii) the Adjusted Present Value of the Cash Reorganization Amount. The Bank of New York, as Paying Agent, will distribute such amount PRO RATA to the holders of STRYPES as soon as practicable thereafter. The Contracting Stockholder will pay any remaining Cash Reorganization Price to AMP. Following such distributions, the Reference Property will include, in lieu of the Reference Securities involved in such Partial Cash Distribution Event, only the securities or other non-cash property distributed with respect to such Reference Securities as a result of such Partial Cash Distribution Event, and any other cash securities and other property constituting Reference Property prior to such event.



    "Adjusted Treasury Rate" means, with respect to any Cash Dissolution Event or Partial Cash Distribution Event, the rate per annum equal to (i) the yield, under the heading which represents the average for the immediately prior week, appearing in the most recently published statistical release designated "H.15
(519)" or any successor publication which is published weekly by the Federal Reserve Board and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Remaining Life (as defined herein) (if no maturity is within three months before or after the maturity corresponding to the Remaining Life, yields for the two published maturities most closely corresponding to the Remaining Life will be interpolated, and the Adjusted Treasury Rate will be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month) or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the date on which such event is consummated, in each case calculated on the third Business Day preceding the date on which such event is consummated.

    "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the Remaining Life that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life. If no United States Treasury security has a maturity which is within a period from three months before to three months after the occurrence of the Cash Dissolution Event or Partial Cash Distribution Event, the two most closely corresponding United States Treasury securities will be used as the Comparable Treasury Issue, and the Adjusted Treasury Rate will be interpolated or extrapolated on a straight-line basis, rounding to the nearest month, using such securities.


    "Quotation Agent" means the Reference Treasury Dealer appointed by the Administrator. "Reference Treasury Dealer" means a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer").


    "Comparable Treasury Price" means, with respect to any Cash Dissolution Event or Partial Cash Distribution Event, (i) the average of five Reference Treasury Dealer Quotations for the date on which such event is consummated, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Paying Agent obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Quotations.



    "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any prepayment date, the average, as determined by the Administrator, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Administrator by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding the date on which the Cash Dissolution Event or Partial Cash Distribution Event is consummated.



    "Remaining Life" means with respect to any Cash Dissolution Event or Partial Cash Distribution Event the period from the Partial Cash Distribution Date therefor to and including the Exchange Date.



    NOMINEE TRUST AGREEMENT; ACCELERATION. The Contracting Stockholder's assets initially will be the maximum number of Bank Ordinary Shares deliverable under the Contract. The Contracting Stockholder's activities are limited to holding and administering these assets pursuant to the Nominee Trust Agreement and the Contract. Pursuant to the Contract, the Contracting Stockholder must have the legal ownership of the maximum number or amount of each type of Reference Security and other property constituting part of the Reference Property deliverable by the Contracting Stockholder under the Contract. The Contracting Stockholder will at the direction of AMP pay over to AMP as beneficiary any dividends, interest, principal or other payments received by the Contracting Stockholder in respect of any Reference Property and any Cash Reorganization Price not payable and paid to the Trust on any Partial Cash Distribution Date, unless (a) a Dissolution Event has occurred, (b) such dividends, interest, principal or other payments constitute part of the Reference Property or (c) the payment of such amount to AMP would cause the assets of the Contracting Stockholder to become insufficient under the Contract. AMP shall have the right to direct the Contracting Stockholder to vote any Reference Securities for so long as such securities are owned by the Contracting Stockholder and beneficially owned by AMP, unless a Dissolution Event has occurred. Upon the occurrence of a Dissolution Event, the Contracting Stockholder shall hold the Exchange Property absolutely for the Trust and AMP shall have a contingent interest in the Exchange Property not required to be delivered to holders of STRYPES. Thereafter, the Contracting Stockholder shall act solely in accordance with the instructions of the Custodian.



    Unless the Contracting Stockholder or AMP is in default in its obligations under the Nominee Trust Agreement and the Contract, AMP will be permitted to substitute for the Reference Property held by the Contracting Stockholder for assets consisting of short-term, direct obligations of the U.S. Government or the Australian Government (collectively, "Government Obligations"). Any Government Obligations held by the Contracting Stockholder as substitute assets will be required to have an aggregate market value

(expressed in U.S. dollars) at the time of substitution and at daily mark-to-market valuations thereafter of not less than 150% (or, from and after any Insufficiency Determination that shall not be cured by 4:00 P.M. (New York City time) on the third Business Day following the day on which notice thereof is given, as described below, 200%) of the aggregate value of the number or amount of each type of Reference Security and other property constituting part of the Reference Property for which such obligations are being substituted at the time of each valuation.



    If the Contracting Stockholder shall make a determination that Government Obligations held by the Contracting Stockholder pursuant to the Nominee Trust Agreement as substitute assets shall fail to meet the foregoing requirements at any valuation (an "Insufficiency Determination"), and such failure shall not be cured by 4:00 P.M. (New York City time) on the third Business Day following the day on which notice of such determination is given, then, unless a Exchange Property Event of Default (as defined below) under the Contract shall have occurred and be continuing, the Contracting Stockholder shall, if practicable, commence (i) sales of the assets of the Contracting Stockholder consisting of Government Obligations and (ii) purchases, using the proceeds of such sales, of each type of Reference Security and other property then constituting part of the Reference Property, in such numbers or amounts sufficient to cause the assets of the Contracting Stockholder to meet the requirements of the Nominee Trust Agreement and the Contract. The Contracting Stockholder shall discontinue such sales and purchases if at any time an Exchange Property Event of Default under the Contract shall have occurred and be continuing. An "Exchange Property Event of Default" under the Contract shall mean, with respect to the Contracting Stockholder at any time, (A) if no Government Obligations shall be held as assets in substitution for Reference Property at such time, failure of the assets held by the Contracting Stockholder to consist of at least the maximum number or amount of each type of Reference Security and other property constituting part of the Reference Property deliverable by such Contracting Stockholder under the Contract; and (B) if any Government Obligations shall be owned by the Contracting Stockholder as substitute assets for Reference Property at such time, failure of such Government Obligations to have a market value at such time of at least 105% of the difference between (x) the aggregate value of the maximum number or amount of each type of Reference Security and other property constituting part of the Reference Property deliverable by the Contracting Stockholder under the Contract and (y) the aggregate value of the number or amount of each type of Reference Security and other property constituting part of the Reference Property assets held by the Contracting Stockholder at such time.



    The occurrence of an Exchange Property Event of Default, certain bankruptcy or, insolvency events affecting the Contracting Stockholder or AMP and certain other events (each such event, a "Default") will cause an automatic acceleration of the Contracting Stockholder's obligations under the Contract. In any such event, the Contracting Stockholder will hold a number or amount of each type of Reference Security and other property constituting part of the Reference Property having an aggregate value equal to the "Aggregate Acceleration Value" of the Contract for the benefit of the holders of the STRYPES absolutely. The Aggregate Acceleration Value will be based on an "Acceleration Value" determined by the Administrator on the basis of quotations from independent dealers. Each quotation will be for an amount that would be paid to the relevant dealer in consideration of an agreement between the Trust and such dealer that would have the effect of preserving the rights of the holders of STRYPES to receive the number or amount of each type of Reference Security and other property constituting part of the Reference Property under a portion of the Contract that corresponds to 1,000 of the STRYPES offered hereby. The Administrator will request quotations from four nationally recognized independent dealers on or as soon as reasonably practicable following the date of acceleration. If four quotations are provided, the Acceleration Value will be the arithmetic mean of the two quotations remaining after disregarding the highest and the lowest quotations. If two or three quotations are provided, the Acceleration Value will be the arithmetic mean of such quotations. If one quotation is provided, the Acceleration Value will be equal to such quotation. The Aggregate Acceleration Value will be computed by dividing the Acceleration Value by 1,000 and multiplying the quotient thereof by the aggregate number of STRYPES then outstanding, except that, if no quotations are provided, the Aggregate Acceleration Value will be the value of the aggregate number or amount of each type of Reference Security and other property constituting part of the Reference Property that would be required to be delivered on such date under the Contract if the Exchange Date were redefined for all purposes to be the acceleration date. Upon the occurrence of a Default, the number or amount of each type of Reference Security and other property constituting part of the Reference Property deliverable for each STRYPES will be based solely on the Aggregate Acceleration Value described above for the Contract.



    If a Cash Dissolution Event or certain events of bankruptcy or insolvency of the issuer of a Reference Security shall occur, the Contracting Stockholder's obligations under the Contract shall be automatically accelerated and the Contracting Stockholder shall deliver to the Trust, on the earliest practical Business Day after notice from the Trust is received by the Contracting Stockholder of such event (the "Early Settlement Date"), the aggregate amount or number of each type of Reference Property it holds that would be required to be delivered by the Contracting Stockholder under the Agreement if the Exchange Date were redefined for all purposes of the Contract to be the Early Settlement Date.


    For purposes of the Contract, unless otherwise specifically provided, the value of a number or amount of any type of Reference Property shall be the U.S. Dollar Equivalent of (a) for any Reference Property consisting of cash, the amount of such cash at the time of valuation, (b) for any Reference Property consisting of property other than cash or Reference Securities, the fair market value (as determined by a nationally recognized independent banking firm retained for this purpose by the Contracting Stockholder) as of the time of valuation of such property, and (c) for any Reference Property consisting of a Reference Security, an amount equal to the market price of a unit of such Reference Security at the time of valuation multiplied by the number of units of such Reference Security then being valued.


    National Australia Trustees is a "financial institution" for purposes of Sections 555 and 101(22) of Title 11 of the United States Code (the "Bankruptcy Code"). Upon the occurrence of a Dissolution Event, the Contracting Stockholder will hold the Reference Property on trust absolutely for the Trust and AMP has only a contingent interest in the Reference Property not required to be delivered to the holders of STRYPES. Thereafter the Contracting Stockholder shall act solely in accordance with the directions of the Custodian and shall pursuant to the Contract distribute to the Trust, for distribution PRO RATA to the holders, the Aggregate Acceleration Value in the form of Reference Property. See "--Trust Dissolution."



    FRACTIONAL INTERESTS. No fractional units of any Reference Security will be delivered to holders of STRYPES if the Contracting Stockholder satisfies its obligations under the Contract by delivering Reference Property. In lieu of any fractional unit otherwise deliverable to the Trust in respect of the Contracting Stockholder's obligations under the Contract, the Trust shall be entitled to receive an amount in cash equal to the value of such fractional unit based on the average Closing Price per unit of such Reference Security on the 20 Trading Days immediately prior to, but not including, the second Trading Day preceding the Exchange Date.


    To the extent practicable, the Contracting Stockholder will deliver to the Trust fractional interests of any Reference Property other than cash or a Reference Security if the Contracting Stockholder satisfies its obligations under the Contract by delivering Reference Property. If such delivery is not practicable, in lieu of delivering any such fractional interest otherwise deliverable in respect of the Contracting Stockholder's obligations under the Contract, the Trust shall be entitled to receive an amount in cash equal to the value of such fractional interest based on the fair market value (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator) as of 10:00 A.M. (New York City time) on the third Business Day preceding the Exchange Date of such Reference Property other than cash or a Reference Security.


    DESCRIPTION OF CONTRACTING STOCKHOLDER. The Contracting Stockholder is the trustee of a trust established under the laws of Australia pursuant to a Nominee
Trust Agreement, dated            1997, between National Australia Trustees as
trustee (the "Contracting Stockholder") and AMP as sole beneficiary (as supplemented by the Contract, the "Nominee Trust Agreement"). References herein to the

Contracting Stockholder are to the Contracting Stockholder, as trustee of the trust established by the Nominee Trust Agreement. On or prior to the Closing Date, the Contracting Stockholder will acquire from AMP the Bank Ordinary Shares it is required to own on such date in accordance with the Contract. Thereafter until the occurrence of a Dissolution Event, the ownership of the beneficial interest in the assets of the Contracting Stockholder shall be vested in AMP. Upon the occurrence of a Dissolution Event, the Contracting Stockholder will act only in accordance with the instructions of the Custodian until the assets held by the Contracting Stockholder have been distributed to the Trust to the extent required by and in accordance with the Contract, with any remaining assets thereafter continuing to be held for the benefit of AMP until distributed to AMP at AMP's direction. Upon the occurrence of a Partial Cash Distribution Event, the Contracting Stockholder shall act only in accordance with the instructions of the Custodian with respect to the portion of the aggregate Cash Reorganization Price required to be distributed to the Trust pursuant to the Contract, with the beneficial interest in any remaining aggregate Cash Reorganization Price thereafter being held for AMP until distributed to AMP at AMP's direction.



    On September 8, 1997, AMP owned or managed approximately 212 million Bank Ordinary Shares or 11.9% of the Bank Ordinary Shares then outstanding.



    PURCHASE PRICE.  The purchase price under the Contract is equal to
$         in the aggregate, with $         payable to the Contracting
Stockholder by the Trust on or about            , 1997 and $     payable to the
Escrow Agent to be held for the purposes of the Contract under the Escrow Agreement. No other consideration is payable by the Trust to the Contracting Stockholder or AMP in connection with its acquisition of the Contract or the performance of the Contract by the Contracting Stockholder and AMP.


    The Contract will be valued by the Trust at fair value as determined in good faith at the direction of the Trustees (if necessary, through consultation with accountants, bankers and other specialists). See "Net Asset Value."

THE U.S. TREASURY SECURITIES


    The Trust will purchase and hold a series of zero-coupon U.S. Treasury Securities with face amounts and maturities corresponding to the amounts and payment dates of the distributions payable with respect to the STRYPES. Up to
     % of the Trust's total assets may be invested in these U.S. Treasury Securities. In the event that the Contract is accelerated as described under "--Cash Distribution Events" or "--Nominee Trust Agreement; Acceleration," the Administrator will liquidate any such U.S. Treasury Securities then held in the Trust and distribute the proceeds therefrom PRO RATA to the holders, together with amounts distributed upon acceleration.


ESCROW AGENT


    The Escrow Agent is National Australia Bank Limited. Pursuant to the Escrow Agreement, the Escrow Amount will be held in a demand account of the Escrow Agent, with any earnings on the Escrow Amount to be distributed to AMP. In the event of any termination of the Escrow Agreement by the Trust or the resignation of the Escrow Agent, the Trust must engage a new Escrow Agent to carry out the duties of the Escrow Agent as set forth in the Escrow Agreement.


TEMPORARY INVESTMENTS

    To the extent necessary to enable the Paying Agent to make the next succeeding quarterly distribution, any moneys deposited with or received by the Trust will be invested by the Paying Agent in short-term obligations of the U.S. Government maturing no later than the Business Day preceding the next following distribution date.

TRUST DISSOLUTION


    The Trust will dissolve on or shortly after the Exchange Date, except if dissolved earlier under certain limited circumstances. Although the Trust has adopted a fundamental policy that it will not dispose of the Contract or the Escrow Agreement prior to the Exchange Date, under certain circumstances the Contract and the Escrow Agreement may terminate prior to the Exchange Date. The Trust will be dissolved prior to the Exchange Date upon the occurrence of (i) an Exchange Property Event of Default, (ii) certain events involving the liquidation, dissolution, winding up or bankruptcy of the Contracting Stockholder or AMP or certain defaults by either of them under the Contract,
(iii) the liquidation, dissolution, winding up or bankruptcy of an issuer of a Reference Security, including the Bank as such, other than in connection with a consolidation, merger or acquisition of such issuer with, into or by another entity, or (iv) any consolidation, merger or acquisition of an issuer of a Reference Security with, into or by another entity in connection with which all the Reference Securities constituting the Reference Property immediately prior to the consolidation, merger or acquisition are exchanged for consideration consisting solely of cash and no other property (each, a "Dissolution Event"). Upon the occurrence of a Dissolution Event, the holders of the STRYPES will become absolutely entitled to the assets received pursuant to the Contract, the Escrow Amount will be paid to the Contracting Stockholder, the net assets of the Trust will be distributed PRO RATA to the holders as soon as practical thereafter and the term of the Trust will expire. See "--The Contract-- Cash Distribution Events" and "--Nominee Trust Agreement; Acceleration."



    Written notice of any dissolution shall be sent to holders specifying the record date for the distribution to holders, the amount distributable (including, if applicable, the number or amount of each type of Reference Security and other property constituting part of the Reference Property to which they are absolutely entitled) with respect to each STRYPES and the time of dissolution as determined by the Trustees. Any such notice will be provided by mail, sent to each holder at such holder's address as it appears on the register for the STRYPES, first class, postage prepaid not less than nine days prior to the date on which such distribution is to be made. At or prior to the mailing of such notice, the Administrator shall publish a public announcement in THE WALL STREET JOURNAL or another daily newspaper of national circulation in the United States.


FRACTIONAL UNITS AND INTERESTS


    No fractional units of any Reference Security or amount of each type of Reference Security and other property constituting part of the Reference Property, or fractional interests of any Reference Property other than cash or a Reference Security, will be distributed by the Trust to holders of STRYPES on the Exchange Date or upon earlier dissolution of the Trust. All fractional units or interests to which holders of STRYPES would otherwise be entitled on the Exchange Date or upon earlier dissolution of the Trust will be aggregated by the Administrator and, in lieu of the fractional units or interests to which a holder would otherwise have been entitled in respect of the total number of STRYPES held by such holder, such holder will receive cash.


                            INVESTMENT RESTRICTIONS


    The Trust has adopted a fundamental policy that the Trust may not purchase any securities or instruments other than the U.S. Treasury Securities, the Contract and any Reference Security received pursuant to the Contract and, for cash management purposes, short-term obligations of the U.S. Government; issue any securities or instruments except for the STRYPES; make short sales or purchase securities on margin; write put or call options; borrow money; underwrite securities; purchase or sell real estate, commodities or commodities contracts; or make loans. The Trust has adopted a fundamental policy that the Contract may not be disposed of during the term of the Trust and that, unless the Trust dissolves prior to the Exchange Date due to the occurrence of a Dissolution Event, the U.S. Treasury Securities may not be disposed of prior to their respective maturities. The Trust has also adopted a policy to invest at least 65% of its portfolio initially in the Contract. While the Trust would ordinarily expect to maintain its investment in the Contract at or above 65%, its proportionate investment in the Contract could fall below 65% as a result of a Partial Cash Distribution Event or fluctuations in the relative value of its investment in the Contract and its investment in U.S. Treasury Securities.


    Because of the foregoing limitations, the Trust's investments will be concentrated initially in the banking and financial services industry, which is the principal industry in which the Bank currently operates. However, to the extent that in the future the Bank diversifies its operations into one or more other industries or is acquired by an entity that operates in one or more other industries, the Trust's investments will be less concentrated in the banking and financial services industry.

                                  RISK FACTORS

NO ACTIVE PORTFOLIO MANAGEMENT

    It is a fundamental policy of the Trust that the Contract may not be disposed of during the term of the Trust and that, unless the Trust dissolves prior to the Exchange Date upon the occurrence of a Dissolution Event, the U.S. Treasury Securities may not be disposed of prior to their respective maturities and the Escrow Agreement may not be disposed of prior to the second Business Day prior to the Exchange Date. As a result, the Trust will continue to hold the Contract despite any significant decline in the value of the Reference Property, including the Bank Ordinary Shares, or adverse changes in the financial condition of the issuer of the Reference Security, including the Bank. The Trust will not be managed like a typical closed-end investment company.

ABSENCE OF TRADING HISTORY; MARKETABILITY; POSSIBILITY OF THE STRYPES TRADING AT
  A DISCOUNT FROM NET ASSET VALUE


    The STRYPES have no trading history and it is not possible to predict how they will trade in the secondary market. The trading price of the STRYPES may vary considerably prior to the Exchange Date due to, among other things, fluctuations in trading prices of the Bank Ordinary Shares, Bank ADSs or other Reference Securities (which may occur due to changes in the financial condition, results of operations or prospects of the Bank or other issuer of Reference Securities, or because of complex and interrelated political, economic, financial and other factors that can affect the capital markets generally, the stock exchanges or quotation systems on which the Bank Ordinary Shares, Bank ADSs or other Reference Securities are traded and the market segment of which the Bank or other issuer of Reference Securities is a part), fluctuations in interest rates and rates of exchange between the Australian dollar and the U.S. dollar, and other factors that are difficult to predict and beyond the Trust's control.


    The Underwriter currently intends, but is not obligated, to make a market in the STRYPES. There can be no assurance that a secondary market will develop or, if a secondary market does develop, that it will provide the holders of the STRYPES with liquidity of investment or that it will continue for the life of the STRYPES. Application has been made to list the STRYPES on the NYSE. There can be no assurance that such application will be accepted or that, if accepted, the STRYPES will not later be delisted or that trading in the STRYPES on the NYSE will not be suspended. In the event of a delisting or suspension of trading on such exchange, the Trust will apply for listing of the STRYPES on another national securities exchange or for quotation on another trading market. If the STRYPES are not listed or traded on any securities exchange or trading market, or if trading of the STRYPES is suspended, pricing information for the STRYPES may be more difficult to obtain, and the price and liquidity of the STRYPES may be adversely affected.

    The Trust is a recently organized closed-end investment company with no previous operating history. Shares of closed-end investment companies frequently trade at a discount from their net asset value, which is a risk separate and distinct from the risk that the Trust's net asset value will decrease. The Trust cannot predict whether the STRYPES will trade at, below or above their net asset value. The risk of purchasing investments that might trade at a discount is more pronounced for investors who wish to sell their investments in a relatively short period of time after completion of the Trust's initial public offering because for those investors realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. STRYPES are not subject to redemption.

REFERENCE PROPERTY ADJUSTMENTS


    The Reference Property (or, in the event AMP elects to exercise the Cash Settlement Option, the amount of cash or combination of cash and Reference Property) that the Trust is entitled to receive (for the benefit of the holders of the STRYPES absolutely) pursuant to the Contract on the Business Day immediately preceding the Exchange Date or upon acceleration of the Contract is subject to adjustment for certain events arising from, among other things, a merger, consolidation or acquisition in which the Bank is not the surviving entity and the liquidation, dissolution, winding up or bankruptcy of the Bank or other issuer of a Reference Security, as well as stock splits and combinations, stock dividends and certain other actions of the Bank or other issuer of a Reference Security that modify its capital structure. See "Investment Objective and Policies--The Contract--Reference Property Adjustments." Such number or amount of each type of Reference Property (or amount of cash or combination of cash and Reference Property) to be received by the Trust will not be adjusted for other events, such as offerings of Bank Ordinary Shares for cash (other than certain rights and warrants offerings) or in connection with acquisitions.



    The Bank is not restricted in connection with the STRYPES from issuing additional Bank Ordinary Shares during the term of the Trust. In addition, no stockholder of the Bank, including AMP and the Contracting Stockholder, is precluded from selling Bank Ordinary Shares (other than during a 90 day lock-up period applicable to certain Bank Ordinary Shares) or from participating in or voting for a reorganization, merger or acquisition of the Bank. The Contracting Stockholder is precluded from selling Bank Ordinary Shares except for tendering the Bank Ordinary Shares or other Reference Securities it holds in connection with any consolidation, merger or acquisition of the Bank or successor issuer of Reference Securities as a whole or in connection with permitted substitution of collateral or delivering to the Trust on the Business Day immediately preceding the Exchange Date. Neither the Bank nor any stockholder of the Bank, including the Contracting Stockholder and AMP, has any obligation to consider the interests of the holders of the STRYPES for any reason. Additional issuances, sales, reorganizations, mergers and acquisitions may materially and adversely affect the price of Bank Ordinary Shares, Bank ADSs or other Reference Securities and, because of the relationship of the number of Bank Ordinary Shares (or amount of cash) to be received pursuant to the Contract to the price of the Bank Ordinary Shares, such other events may materially and adversely affect the trading price of the STRYPES. There can be no assurance that the Bank will not take any of the foregoing actions, or that it will not make offerings of, or that principal stockholders, including the Contracting Stockholder and AMP, will not sell any Bank Ordinary Shares, in the future, or as to the amount of any such offerings or sales.


LIMITED TERM


    The term of the Trust will expire on or shortly after the Exchange Date, unless the Trust is dissolved earlier upon the occurrence of a Dissolution Event. On or shortly after the Exchange Date, the Trust will distribute the Reference Property and/or cash received by the Trust (for the benefit of holders of the STRYPES absolutely) pursuant to the Contract and other net assets held by the Trust PRO RATA to holders and dissolve shortly thereafter. Upon the occurrence of a Dissolution Event, the holders of the STRYPES become absolutely entitled to the assets received pursuant to the Contract, the Trust's other assets will be liquidated, the Escrow Amount will be paid to the Contracting Stockholder, the net assets of the Trust will be distributed PRO RATA to holders as soon as practicable thereafter and the term of the Trust will expire.


NON-DIVERSIFIED PORTFOLIO

    The Trust's assets will consist almost entirely of the Contract, the U.S. Treasury Securities and the Escrow Agreement. As a result, investments in the Trust may be subject to greater risk than would be the case for a company with a more diversified portfolio of investments.

COMPARISON TO OTHER EQUITY SECURITIES; RELATIONSHIP TO BANK ORDINARY SHARES

    The terms of the STRYPES are similar to those of ordinary equity securities in that the value of the Reference Property (or, in the event AMP exercises the Cash Settlement Option, the amount of cash or combination of cash and Reference Property) that a holder of a STRYPES will receive on the Exchange Date is not fixed, but is based on the Reference Property Value (see "Investment Objective and Policies--

General" and "--The Contract"). ACCORDINGLY, THERE CAN BE NO ASSURANCE THAT THE AMOUNT RECEIVABLE BY THE HOLDER OF A STRYPES ON THE EXCHANGE DATE OR AS A RESULT OF ANY DISSOLUTION EVENT PLUS ANY CASH DISTRIBUTION TO THE HOLDER ON ANY PARTIAL CASH DISTRIBUTION DATE WILL BE EQUAL TO OR GREATER THAN THE ISSUE PRICE OF THE STRYPES. IF THE REFERENCE PROPERTY VALUE IS LESS THAN THE INITIAL PRICE ON THE EXCHANGE DATE, WHETHER OR NOT A PARTIAL CASH DISTRIBUTION EVENT OCCURS, THE AMOUNT DISTRIBUTED TO THE HOLDER OF A STRYPES MAY BE LESS THAN THE ISSUE PRICE PAID FOR THE STRYPES, IN WHICH CASE AN INVESTMENT IN THE STRYPES WILL RESULT IN A LOSS. SEE "INVESTMENT OBJECTIVES AND POLICIES--GENERAL" AND "--THE CONTRACT."


    The trading prices of the STRYPES in the secondary market will be affected by the trading prices of the Bank Ordinary Shares, Bank ADSs or other Reference Securities in the secondary market. It is impossible to predict whether the price of the Bank Ordinary Shares or other Reference Property will rise or fall. Trading prices of Bank Ordinary Shares will be influenced by the Bank's operating results and prospects and by economic, financial and other factors and market conditions that can affect the capital markets generally, including the level of, and fluctuations in, the trading prices of stocks generally and sales of substantial amounts of Bank Ordinary Shares in the market subsequent to the offering of the STRYPES or the perception that such sales could occur.

LIMITATIONS ON OPPORTUNITY FOR EQUITY APPRECIATION; POTENTIAL LOSSES


    The opportunity for equity appreciation afforded by an investment in the STRYPES is less than the opportunity for equity appreciation afforded by a direct investment in the Bank Ordinary Shares or Bank ADSs because the amount receivable by a holder of a STRYPES on the Exchange Date, assuming no Partial Cash Distribution Event occurs, will exceed the issue price of such STRYPES only if the Reference Property Value exceeds the Threshold Appreciation Price (which
represents an appreciation of   % over the Initial Price). Moreover, assuming no
Partial Cash Distribution Event occurs, each STRYPES will entitle the holder to
receive on the Exchange Date only   % (the percentage equal to the Initial Price
divided by the Threshold Appreciation Price) of any appreciation of the value of the Reference Property Value above the Threshold Appreciation Price. See "Investment Objective and Policies--The Contract." Because the price of the Reference Property is subject to market fluctuations, the value of the Reference Property Value (or, in the event AMP exercises the Cash Settlement Option, the amount of cash or combination or cash and Reference Property) received by the Trust (for the benefit of holders of the STRYPES absolutely) on the Business Day immediately preceding the Exchange Date, determined as described herein, may be more or less than the issue price paid for the STRYPES.


NO STOCKHOLDER RIGHTS


    Holders of the STRYPES will not be entitled to any rights with respect to the Reference Property (including, without limitation, voting rights and rights to receive any dividends or other distributions in respect thereof) until such time, if any, as the Contracting Stockholder shall have delivered the Reference Property on the Exchange Date or upon the occurrence of a Dissolution Event, and unless the applicable record date, if any, for the exercise of such right occurs after such delivery. For example, in the event that an amendment is proposed to the constituent documents of the Bank and the record date for determining the stockholders of record entitled to vote on such amendment occurs prior to such delivery, holders of the STRYPES will not be entitled to vote on such amendment and AMP as beneficial owner of the Reference Property will be entitled to direct the Contracting Stockholder to exercise all voting rights with respect to such amendment, without regard to the interests of the holders of the STRYPES.


    The Contracting Stockholder is not responsible for the determination or calculation of the amount receivable by holders of the STRYPES on the Exchange Date or upon earlier dissolution of the Trust. The Contract among the Trust, the Contracting Stockholder and AMP is a commercial transaction and does not create any rights in, or for the benefit of, any third party, including any holder of STRYPES.

RISK RELATING TO WINDING UP OF AMP AND CONTRACTING STOCKHOLDER


AMP



    AMP is presently established under the Australian Mutual Provident Society's Act 1910 of NSW, Australia.



    If AMP was to be wound up in New South Wales, the winding up provisions of the Companies (New South Wales) Code would apply to regulate the liquidation process and the powers of a liquidator to interfere with pre-liquidation transactions. It is possible that, if AMP was wound up in another State in Australia, any risk to the holder of a STRYPES relating to the winding up or insolvency of AMP will arise from the operation of the provisions of Division 7A of Part 5.6 or Part 5.7B of the Corporations Law, which regulate the liquidation process and the powers of a liquidator to interfere with pre-liquidation transactions. Those risks are discussed below under "--Disclaimer," "--Undue Preference and Unfair Preference" and "--Undervalued Transactions and Uncommercial Transactions."



    AMP is expected to be demutualized and reconstructed as a company limited by shares (after the date of execution of the Contract) and subject to the Corporations Law after the procedural requirements set out in Division 2 of Part 2 of the Australian Mutual Provident Society (Demutualisation and Reconstruction) Act 1997 of NSW, Australia are satisfied. When AMP is registered as a company under the Corporations Law, it will be a company for the purposes of the Corporations Law, and any risk to the holder of a STRYPES relating to the winding up or insolvency of AMP after its demutualization and reconstruction will also arise from the operation of the provisions in the Corporations Law which regulate the liquidation process and the powers of a liquidator to interfere with pre-liquidation transactions. Those risks are discussed below under "--Disclaimer," "--Undue Preference and Unfair Preference" and "--Undervalued Transactions and Uncommercial Transactions."



    As AMP is a life insurance company, it is also regulated by the Life Insurance Act 1995 and will also be regulated by that Act after its demutualization and reconstruction. Under the Life Insurance Act 1995, the business of AMP may be placed under judicial management if, among other things, AMP is or is likely to become unable to meet its liabilities or fails to meet a solvency standard. A judicial manager has the same power to disclaim property of AMP as a liquidator would have under the Corpoations Law (see discussion below under the heading "--Disclaimer").



    AMP may also be wound up by a Court under the Life Insurance Act 1995 upon recommendation by the judicial manager or by the Insurance and Superannuation Commissioner, such winding up to be conducted in accordance with the Corporations Law. Those risks to the holder of a STRYPES relating to the winding up of AMP are discussed below under "--Disclaimer," "--Undue Preference and Unfair Preference" and "--Undervalued Transactions and Uncommercial Transactions."



CONTRACTING STOCKHOLDER (IN ITS PERSONAL CAPACITY)



    The Contracting Shareholder is incorporated under the provisions of the Corporations Law. Any risk to the holder of a STRYPES relating to the winding up or insolvency of the Contracting Stockholder (in its personal capacity) will arise from the operation of the provisions in the Corporations Law which regulate the liquidation process and the powers of a liquidator to interfere with pre-liquidation transactions. Those risks to the holder of a STRYPES relating to the winding up of the Contracting Stockholder below under the headings "--Disclaimer," "--Undue Preference and Unfair Preference" and "--Undervalued Transactions and Uncommercial Transactions."



CONTRACTING STOCKHOLDER (IN ITS TRUSTEE CAPACITY)



    To the extent that the Contracting Stockholder holds the types of Reference Property or cash in trust for the Trust, any risk to the holder of a STRYPES will arise as a result of the powers provided under trustee legislation in Australia and by the general power of the court to administer a trust. These powers allow a court to make various orders, including, injunctive orders or vesting orders, which may have the effect of delaying or preventing delivery of the Reference Property or cash under the Contract. This would adversely affect the value of the STRYPES on the Exchange Date or upon earlier dissolution of the Trust.


DISCLAIMER


    Section 454 of the Companies (New South Wales) Code and Division 7A of Part
5.6 of the Corporations Law deal with circumstances in which contracts such as the Contract can be disclaimed. Any action to disclaim the outstanding obligations of AMP or the Contracting Stockholder under the Contract would at least delay settlement. AMP believes that the Contract would not be disclaimed so as to prevent the delivery of shares of Reference Property or cash under the Contract. However, if the Contract were validly disclaimed, this would adversely affect the value of the STRYPES on the Exchange Date or upon earlier dissolution of the Trust.


UNDUE PREFERENCE AND UNFAIR PREFERENCE

    Under Section 451 of the Companies (New South Wales) Code (incorporating section 122 of the Bankruptcy Act) and Part 5.7B of the Corporations Law, transactions occurring at a time when a company is insolvent and which have the effect of improving the position of an unsecured creditor over other unsecured creditors, can be challenged by a liquidator. AMP believes that it and the Contracting Stockholder will not be insolvent at the time of the Contract and that the subsequent completion of the Contract will not have the effect of improving the position of an unsecured creditor over other unsecured creditors. However, if delivery of the Reference Property or cash under the Contract was found to be a preference, this would adversely affect the value of the STRYPES on the Exchange Date or upon earlier dissolution of the Trust.

UNDERVALUED TRANSACTIONS AND UNCOMMERCIAL TRANSACTIONS


    Under Section 451 of the Companies (New South Wales) Code (incorporating section 120 of the Bankruptcy Act), transfers of property for no consideration, or for less than market value, and, under Part 5.7B of the Corporations Law, transactions which it may be expected that a reasonable person in the company's position would not have entered into, can be challenged by a liquidator. AMP believes that the Contract will constitute an enforceable obligation under these provisions and would not be set aside in the event of the insolvency of AMP or the Contracting Stockholder. However, if delivery of the Reference Property or cash under the Contract was found, for example, to involve a transfer for inadequate consideration, this would adversely affect the value of the STRYPES on the Exchange Date or upon earlier dissolution of the Trust.



RISKS RELATING TO CREDITOR COMPROMISE UNDER PART 5.3A OF THE CORPORATIONS LAW



    Under Part 5.3A of the Corporations Law, a company that is or is likely to become insolvent may seek protection by appointing an Administrator. A moratorium then operates while the Administrator investigates the company in order to report to creditors. Creditors must then decide the company's future, including whether to reconstruct the company's affairs under a "Deed of Company Arrangement". If the Contracting Stockholder became insolvent and its creditors approved a deed incorporating provisions to compromise the Contracting Stockholder's outstanding obligations, this could have an adverse impact on the Contracting Stockholder's obligation to deliver units of Reference Securities or cash or other Reference Property under the Contract.

U.S. BANKRUPTCY MATTERS



    The Contracting Stockholder and AMP are domiciled in Australia and are not engaged in business in the United States. Consequently, if the Contracting Stockholder or AMP were to become insolvent, the Contracting Stockholder or AMP would most likely be subject to the Australian insolvency laws discussed above. However, it is possible that the Contracting Stockholder or AMP could become a debtor under Title 11 of the Bankruptcy Code.



    In the event the Contracting Stockholder or AMP were to become debtors under the Bankruptcy Code, the Trust believes that the Contract would constitute a "securities contract" for purposes of the Bankruptcy Code, performance of which would not be subject to the automatic stay provisions of the Bankruptcy Code. It is, however, possible that the Contract will be determined not to qualify as a "securities contract" for this purpose, in which event, if the Contracting Stockholder or AMP became subject to the Bankruptcy Code, there could be a delay in settlement of the Contract, which could adversely affect the time of exchange or, as a result, the amount received by the holders in respect of the STRYPES.


BANKS (SHAREHOLDINGS) ACT 1972 AND THE BANK'S DEED OF SETTLEMENT


    The acquisition and exchange of STRYPES may also have implications for holders of STRYPES under the Banks (Shareholdings) Act 1972 ("BSA"). This section is a general summary of the requirements of BSA as they may affect an application for, or exchange of, STRYPES. The summary does not purport to be exhaustive nor to give legal advice and should not be relied on by potential investors, who should seek their own legal advice in relation to all aspects of the proposed investment including but not limited to those referred to below.



    The BSA prohibits a person having an interest in any voting shares of the Bank if the nominal amount of the shares in which they have an interest exceeds 10% of the aggregate nominal amounts of all the voting shares (including Bank Ordinary Shares) of the Bank without the approval of the Treasurer of the Commonwealth of Australia. Where a person is deemed to be an associate of another person, the (first) person is deemed to have an interest in the shares in which their associate has an interest. Acquiring a STRYPES may give the holder of STRYPES an interest in voting shares of the Bank for the purposes of the BSA.



    The terms "interest in shares" and "associate" are defined in the BSA and may be relevant to a STRYPES holder. In particular, the concepts may be relevant as to whether or not the acquisition of STRYPES is permitted under the BSA and whether or not the acquisition of STRYPES or other interests in Bank Ordinary Shares by a STRYPES holder is permitted under the BSA. Reference should therefore be made to the BSA in order to determine whether or not a proposed STRYPES holder, whether alone or with an "associate" would upon acquisition of a STRYPES or the subsequent acquisition of other interests in Bank Ordinary Shares, acquire an interest in Bank Ordinary Shares that is not permitted under BSA.



    Substantial fines may be imposed under the BSA on a person who fails to comply with the restrictions imposed under the BSA. In addition, a person may as a result of a failure to comply with those restrictions be the subject of various orders under the BSA, including an order to dispose of the interests it has in Bank Ordinary Shares (including by virtue of holding STRYPES).



    Under the Deed of Settlement (being the Bank's constituent document), a person must not at any time own a number of Bank Ordinary Shares that is greater than the percentage of total Bank Ordinary Shares, which is that person's prescribed percentage. Unless a person has board approval from the Bank, the prescribed percentage is 10%. A person is deemed to own a Bank Ordinary Share if the person has the power to vote or control the power to vote, or the power to dispose or to control the power to dispose of a Bank Ordinary Share, or if the person has an interest in a Bank Ordinary Share for the purposes of BSA (the concept of an "interest" in a Bank Ordinary Share is described above and is applicable in this regard).

Accordingly, a holder of STRYPES may, for the purposes of the Deed of Settlement, be the owner of the number of Bank Ordinary Shares which the holder of STRYPES could acquire in exchange for the STRYPES. In addition, the Deed of Settlement imports the restrictions found in the BSA which are described above. A breach of the Deed of Settlement's ownership restrictions or the BSA will entitle the Board of Directors of the Bank to order a disposal of interests a STRYPES holder holds in Bank Ordinary Shares (including by virtue of holding STRYPES). This paragraph is a summary of the requirements of the Deed of Settlement as they may affect an application for, or exchange of, STRYPES. The summary does not purport to be exhaustive nor to give legal advice and should not be relied on by potential investors, who should seek their own legal advice in relation to all aspects of the proposed investment including but not limited to those referred to in this paragraph.


FOREIGN ACQUISITIONS AND TAKEOVERS ACT OF 1975

    The acquisition and exchange of STRYPES may also have implications for holders under the Foreign Acquisitions and Takeovers Act of 1975 (Cth) of Australia ("FATA"). The following paragraph is a general summary of the requirements of FATA as they may affect a purchase of or exchange of STRYPES. The summary does not purport to be exhaustive nor to give legal advice and should not be relied on by potential investors, who should seek their own legal advice in relation to all aspects of the proposed investment, including but not limited to those referred to below.


    FATA empowers the Treasurer of the Commonwealth of Australia to prohibit a proposed acquisition of shares in an Australian corporation where the result of the acquisition will be that a foreign person, together with its associates, would have an interest of not less than 15% of the issued shares in the corporation, or two or more foreign persons (together with their associates) would in the aggregate have an interest of not less than 40% of the issued shares in the corporation. Where such an acquisition has already occurred, the Treasurer has the power to order a person who acquired the shares to dispose of them. The concepts of "acquisition", "interest", "associate" and "foreign person" are very broadly defined in FATA. In addition, FATA requires certain persons who propose to make such acquisitions first to notify the Treasurer of their intention to do so. The acquisition of STRYPES might constitute an acquisition or proposed acquisition of the Bank Ordinary Shares for the purpose of FATA and the exchange of STRYPES for Bank Ordinary Shares will clearly do so. FATA would require any existing interest in the Bank Ordinary Shares held by a potential investor or his associates to be aggregated with any interest to be acquired by virtue of acquisition or exchange of STRYPES for the purposes of determining whether FATA is complied with.


ASSOCIATIONS ARISING AS A RESULT OF STRYPES TRADING AND CHAPTER 6 CORPORATION
  LAW IMPLICATIONS

    The acquisition of STRYPES may have implications for holders of STRYPES under Chapter 6 of the Corporations Law. The precise implications depend upon the holder's particular circumstances.

    The following explanation is provided to assist holders of STRYPES in identifying the practical obligations that may arise from holding and from exchanging STRYPES. The obligations of holders will, however, be affected by circumstances peculiar to individual holders, and holders should obtain their own advice on the obligations they may have under the Corporations Law.

    Disclosure obligations (including obligations on substantial shareholders) and limitations on acquisitions, under Chapter 6 of the Corporations Law, may (depending on the holder's other entitlements to Bank Ordinary Shares under the Corporations Law) affect holders in respect of acquisitions, continuing holdings, exchanges and dispositions of STRYPES. These obligations and limitations depend on the "entitlement" of a holder of STRYPES to Bank Ordinary Shares. A holder is "entitled" under section 609 of the Corporations Law to securities in which the holder has a relevant interest, securities in which associates of the holder have a relevant interest, and certain types of transactional entitlements.

    The Trust has been advised by Allen Allen & Hemsley that by virtue of the Contract it will be entitled to the Bank Ordinary Shares and therefore will have a "relevant interest" in the number of Bank Ordinary Shares which are the subject of the Contract. Consequently, under section 34 of the Corporations Law, a holder of STRYPES will have a "relevant interest" in the number of Bank Ordinary Shares that would be acquired upon exchange of STRYPES. A holder of STRYPES may also have a relevant interest in Bank Ordinary Shares as a result of holding Bank Ordinary Shares directly.


    An "associate" of a holder of STRYPES is a person with whom the holder is connected in ways specified in sections 10-17 of the Corporations Law. These include the parent company or subsidiary company of the holder and persons with whom the holder is acting in concert in relation to securities of or the affairs of the Bank.

    Under Part 6.7 of the Corporations Law, a person who is entitled to 5% or more of all Bank Ordinary Shares must give written notice to the Bank and to the ASX.


    Under Part 6.2 of the Corporations Law, a person is prohibited from acquiring Bank Ordinary Shares (or STRYPES) if the acquisition would take the holder's or any other person's entitlement to Bank Ordinary Shares past 20% of all Bank Ordinary Shares or increase the acquirer's or any other person's entitlement to Shares to between 20% and 90% of all Bank Ordinary Shares, unless such person complies with certain specified procedures such as obtaining the consent of shareholders of the Bank or making a takeover bid for all the outstanding Bank Ordinary Shares.


TAX MATTERS


    Holders will experience a taxable event upon the exchange of STRYPES to the extent that AMP satisfies the Contracting Stockholder's obligations under the Contract with cash. Because of an absence of authority as to the proper character of any gain or loss resulting from such a taxable event, the ultimate tax consequences to holders as a result of AMP exercising its Cash Settlement Option, in whole or in part, is uncertain. Accordingly, prospective investors in the STRYPES should consult their own tax advisors in this regard. Investors should also consult their own tax advisors concerning the proper treatment of their PRO RATA share of the Trust's fees and expenses and the application of the United States Federal income tax laws to their particular situations as well as any consequences of the purchase, ownership and disposition of the STRYPES arising under the laws of any other taxing jurisdiction. The tax consequences of investing in the STRYPES are described in greater detail under "Certain Tax Considerations."


                           DESCRIPTION OF THE STRYPES

    Each STRYPES represents a proportionate share of beneficial interest in the Trust, and a total of 25,000,000 STRYPES will be issued in the Offering, assuming no exercise of the Underwriter's over-allotment option. Upon liquidation of the Trust, holders are entitled to share PRO RATA in the net assets of the Trust available for distribution. STRYPES have no preemptive, redemption or conversion rights. The STRYPES, when issued and outstanding, will be fully paid and nonassessable.

    Holders are entitled to one vote for each STRYPES held on all matters to be voted on by holders and are not able to cumulate their votes in the election of Trustees. The Trust intends to hold annual meetings as required by the rules of the NYSE. The holders have the right, upon the declaration in writing or vote of more than two-thirds of the outstanding STRYPES, to remove a Trustee. The Trustees will call a meeting of holders to vote on the removal of a Trustee upon the written request of the record holders of 10% of the STRYPES or to vote on other matters upon the written request of the record holders of 51% of the STRYPES (unless substantially the same matter was voted on during the preceding 12 months).

BOOK-ENTRY SYSTEM

    The STRYPES will be issued in the form of one or more global securities (the "Global Securities") deposited with the Depository and registered in the name of a nominee of the Depository.

    The Depository has advised the Trust and the Underwriter as follows: The Depository is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to Section 17A of the Exchange Act. The Depository was created to hold securities of persons who have accounts with the Depository ("participants") and to facilitate the clearance and settlement of securities transactions among its participants in such securities through electronic book-entry changes in accounts of the participants, thereby eliminating the need for physical movement of certificates. Such participants include securities brokers and dealers, banks, trust companies and clearing corporations. Indirect access to the Depository's book-entry system is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly.

    Upon the issuance of a Global Security, the Depository or its nominee will credit the respective STRYPES represented by such Global Security to the accounts of participants. The accounts to be credited shall be designated by the Underwriter. Ownership of beneficial interests in such Global Securities will be limited to participants or persons that may hold interests through participants. Ownership of beneficial interests by participants in such Global Securities will be shown on, and the transfer of those ownership interests will be effected only through, records maintained by the Depository or its nominee for such Global Securities. Ownership of beneficial interests in such Global Securities by persons that hold through participants will be shown on, and the transfer of that ownership interest within such participant will be effected only through, records maintained by such participant. The laws of some jurisdictions require that certain purchasers of securities take physical delivery of such securities in definitive form. Such limits and such laws may impair the ability to transfer beneficial interests in a Global Security.

    So long as the Depository for a Global Security, or its nominee, is the registered owner of such Global Security, such Depository or such nominee, as the case may be, will be considered the sole owner or holder of the STRYPES. Except as set forth below, owners of beneficial interests in such Global Securities will not be entitled to have the STRYPES registered in their names and will not receive or be entitled to receive physical delivery of the STRYPES in definitive form and will not be considered the owners or holders thereof.

    Payment of Reference Property or amounts payable or other consideration deliverable on exchange of, and any quarterly distributions on, STRYPES registered in the name of or held by the Depository or its nominee will be made to the Depository or its nominee, as the case may be, as the registered owner or the holder of the Global Security. None of the Trust, any Trustee, the Administrator, the Paying Agent or the Custodian for the STRYPES will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests in a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

    The Trust expects that the Depository, upon receipt of any payment in respect of a Global Security, will credit immediately participants' accounts with payments in amounts proportionate to their respective beneficial interests in such Global Security as shown on the records of the Depository. The Trust also expects that payments by participants to owners of beneficial interests in such Global Security held through such participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers registered in "street name," and will be the responsibility of such participants.

    A Global Security may not be transferred except as a whole by the Depository to a nominee or a successor of the Depository. If the Depository is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Trust within ninety days, the Trust will issue STRYPES in definitive registered form in exchange for the Global Security representing such STRYPES. In addition, the Trust may at any time and in its sole discretion determine not to have any STRYPES represented by one or more Global Securities and, in such event, will issue STRYPES in definitive registered form in exchange for all of the Global Securities representing the STRYPES. Further, if the Trust so specifies with respect to the STRYPES, an owner of a beneficial interest in a Global Security representing STRYPES may, on terms acceptable to the Trust and the Depository for such Global Security, receive STRYPES in definitive form. In any such instance, an owner of a beneficial interest in a Global Security will be entitled to physical delivery in definitive form of STRYPES represented by such Global Security equal in number to that represented by such beneficial interest and to have such STRYPES registered in its name.

                                    TRUSTEES

    The Trustees of the Trust consist of three individuals, none of whom is an "interested person" of the Trust as defined in the Investment Company Act. The Trustees of the Trust are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the trustees of management investment companies by the Investment Company Act.

    The Trustees of the Trust are:

                                                                PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS                         TITLE            DURING PAST FIVE YEARS
-------------------------------------  --------------------  --------------------------
Donald J. Puglisi, 52                    Managing Trustee       Professor of Finance
  Department of Finance                                        University of Delaware
  University of Delaware
  Newark, DE 19716

William R. Latham III, 53                    Trustee           Professor of Economics
  Department of Economics                                      University of Delaware
  University of Delaware
  Newark, DE 19716

James B. O'Neill, 58                         Trustee           Professor of Economics
  Center for Economic                                          University of Delaware
  Education & Entrepreneurship
  University of Delaware
  Newark, DE 19716

COMPENSATION OF TRUSTEES

    Each unaffiliated Trustee will be paid by the Trust, in respect of its annual fees and anticipated out-of-pocket expenses, out of the proceeds of the Offering, a one-time, up-front fee of $10,800. The Trust's Managing Trustee will also receive an additional up-front fee of $3,600 for serving in that capacity. The Trustees will not receive, either directly or indirectly, any compensation, including any pension or retirement benefits, from the Trust. None of the Trustees receives any compensation for serving as a trustee or director of any other affiliated investment company.

                            MANAGEMENT ARRANGEMENTS

PORTFOLIO MANAGEMENT AND ADMINISTRATION

    The Trust will be internally managed and will not have an investment adviser. The Trust's portfolio will not be actively managed. The Trustees of the Trust will authorize the purchase of the Contract and the U.S. Treasury Securities as directed by the Declaration of Trust. It is a fundamental policy of the Trust that the Contract may not be disposed of during the term of the Trust and that, unless the Trust dissolves prior to the Exchange Date due to the occurrence of a Dissolution Event, the U.S. Treasury Securities may not be disposed of prior to their respective maturities.

    The Trust will pay all expenses incurred in the operation of the Trust, including, among other things, accounting services, expenses for legal and auditing services, taxes, costs of printing proxies, listing fees, if any, stock certificates and shareholder reports, charges of the Custodian (as defined below) and the Paying Agent (as defined below), expenses of registering the STRYPES under Federal and state securities laws, Commission fees, fees and expenses of Trustees, accounting costs, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Trust. See "--Estimated Expenses."

ADMINISTRATOR


    The day-to-day affairs of the Trust will be managed by The Bank of New York, as trust administrator pursuant to an Administration Agreement. Under the Administration Agreement, the Trustees have delegated most of their operational duties to the Administrator, including without limitation, the duties to: (i) pay, or cause to be paid, all expenses incurred by the Trust; (ii) with the approval of the Trustees, engage legal and other professional advisors (other than the independent public accountants for the Trust); (iii) instruct the Paying Agent to pay distributions on STRYPES as described herein; (iv) cause the legal and other professional advisors engaged by it to prepare and mail, file or publish all notices, proxies, reports, tax returns and other communications and documents for the Trust, and keep all books and records for the Trust; (v) at the direction of the Trustees, and upon being furnished with reasonable security and indemnity as the Administrator may require, institute and prosecute legal and other appropriate proceedings to enforce the rights and remedies of the Trust; and (vi) make, or cause to be made, all necessary arrangements with respect to meetings of Trustees and any meetings of holders of STRYPES. The Administrator will not, however, select the independent public accountants for the Trust or sell or otherwise dispose of the Trust assets or cause the Contracting Stockholder to sell or otherwise dispose of the assets of the Contracting Stockholder (except in connection with an acceleration of the Contract as described under "Investment Objective and Policies--The Contract--Cash Distribution Events" and "--Nominee Trust Agreement; Acceleration," or the settlement of the Contract on the Business Day immediately preceding the Exchange Date).



    The Bank of New York will also act as Exchange Agent, and in such capacity will provide the U.S. dollar exchange rate quotes required by the Contract and will convert Australian dollars and other foreign currency into U.S. dollars as required in the Contract.


    The Administration Agreement may be terminated by either the Trust or the Administrator upon 60 days prior written notice, except that no termination shall become effective until a successor Administrator has been chosen and has accepted the duties of the Administrator.


    Except for its roles as Administrator, Custodian, Exchange Agent and Paying Agent of the Trust, The Bank of New York has no other affiliation with, and is not engaged in any other transactions with, the Trust.


    The address of the Administrator is 101 Barclay Street, New York, New York 10286.

CUSTODIAN

    The Trust's custodian is The Bank of New York pursuant to a custodian agreement (the "Custodian Agreement"). In the event of any termination of the Custodian Agreement by the Trust or the resignation of the Custodian, the Trust must engage a new Custodian to carry out the duties of the Custodian as set forth in the Custodian Agreement.

PAYING AGENT

    The paying agent, transfer agent and registrar for the STRYPES is The Bank of New York pursuant to a paying agent agreement (the "Paying Agent Agreement"). In the event of any termination of the Paying Agent Agreement by the Trust or the resignation of the Paying Agent, the Trust will use its best efforts to engage a new Paying Agent to carry out the duties of the Paying Agent.

CONTRACTING STOCKHOLDER


    The Contracting Stockholder is National Australia Trustees Limited pursuant to the Nominee Trust Agreement. In the event of any termination of the Nominee Trust Agreement or the resignation of the Contracting Stockholder, AMP will use its best efforts to engage a new Contracting Stockholder acceptable to the Custodian to carry out and perform the duties of the Contracting Stockholder. The Contracting Stockholder cannot resign or be removed unless a replacement has been appointed by AMP with the consent of the Trust.


INDEMNIFICATION


    The Trust will indemnify each Trustee, the Administrator, the Exchange Agent, the Paying Agent and the Custodian with respect to any claim, liability or loss which it may incur in acting as Trustee, Administrator, Exchange Agent, Paying Agent or Custodian, as the case may be, and any reasonable expense incurred in connection with any such claim, liability or loss (including the reasonable costs and expenses of the defense against any claim or liability) except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties. Subject to the satisfaction of certain conditions, Merrill Lynch & Co., Inc. will reimburse the Trust for any amounts it may be required to pay as indemnification to any Trustee, the Administrator, the Exchange Agent, the Paying Agent or the Custodian, and Merrill Lynch & Co., Inc. will in turn be reimbursed by AMP for all such reimbursements paid by it. AMP will indemnify the Contracting Stockholder with respect to any claim, liability or loss which it may incur as such, and any reasonable expense incurred in connection with any such claim, liability or loss (including the reasonable costs and expenses of the defense against any claim or liability) except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.


ESTIMATED EXPENSES


    At the closing of the Offering, the Trust will pay to each of the Administrator, the Exchange Agent, the Custodian and the Paying Agent a one-time, up-front amount in respect of its fee and, in the case of the Administrator, certain anticipated ongoing expenses of the Trust over the term of the Trust. The anticipated Trust expenses to be borne by the Trust include, among other things, expenses for legal and independent accountants' services, costs of printing proxies, STRYPES certificates and holder reports and stock
exchange fees. Organization costs of the Trust in the amount of $     and
estimated costs of the Trust in connection with the initial registration and
public offering of the STRYPES in the amount of approximately $     will be paid
by the Trust.


    The amount payable to the Administrator in respect of the anticipated ongoing expenses of the Trust was determined based on expense estimates made in good faith on the basis of information currently available to the Trust, including estimates furnished by the Trust's agents. Merrill Lynch & Co., Inc. will pay any unanticipated operating expenses of the Trust. Merrill Lynch & Co., Inc. will be reimbursed by AMP for all fees and expenses of the Trust paid by it.

                          DIVIDENDS AND DISTRIBUTIONS


    The Trust intends to distribute to holders on a quarterly basis the proceeds of the U.S. Treasury Securities held by the Trust. The first distribution, in
respect of the period from         , 1997 until November 15, 1997, will be made
on November 17, 1997 to holders of record as of November 1, 1997, and
will equal $   per STRYPES. Thereafter, distributions will be made on February
15, May 15, August 15 and November 15 (or, of any such date is not a Business Day, the next succeeding Business Day) of each year to holders of record as of each February 1, May 1, August 1 and November 1, respectively. Upon dissolution of the Trust as described in "Investment Objective and Policies--Trust Dissolution" each holder will share PRO RATA in any remaining net assets of the Trust.

                                NET ASSET VALUE

    The net asset value of the STRYPES will be calculated by the Trust no less frequently than quarterly by dividing the value of the net assets of the Trust (the value of its assets less its liabilities) by the total number of STRYPES outstanding. The Trust's net asset value will be published semi-annually as part of the Trust's semi-annual report to holders and at such other times as the Trustees may determine. The U.S. Treasury Securities held by the Trust will be valued at the mean between the last current bid and asked prices or, if quotations are not available, as determined in good faith by the Trust. Short-term investments having a maturity of 60 days or less are valued at cost with accrued interest or discount earned included in interest receivable. The Contract will be valued at the mean of the bid prices received by the Administrator from at least three independent broker-dealer firms unaffiliated with the Trust who are in the business of making bids on financial instruments similar to the Contract and with terms comparable thereto.

                           CERTAIN TAX CONSIDERATIONS

UNITED STATES FEDERAL INCOME TAX


    Set forth in full below is the opinion of Brown & Wood LLP, counsel to the Trust, as to certain United States Federal income tax consequences of the purchase, ownership and disposition of the STRYPES. Such opinion is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change (including retroactive changes in effective dates) or possible differing interpretations. The discussion below deals only with STRYPES held as capital assets and does not purport to deal with persons in special tax situations, such as financial institutions, insurance companies, regulated investment companies, dealers in securities or currencies, tax-exempt entities, or persons holding STRYPES as a hedge against currency risks, as a position in a "straddle" or as part of a "hedging" or "conversion" transaction for tax purposes. It also does not deal with holders of STRYPES other than original purchasers thereof (except where otherwise specifically noted herein). Moreover, the discussion below generally does not address the tax consequences of ownership of the Reference Property. The following discussion also does not address the tax consequences of investing in the STRYPES arising under the laws of any state, local or foreign jurisdiction. Persons considering the purchase of the STRYPES should consult their own tax advisors concerning the application of the United States Federal income tax laws to their particular situations as well as any consequences of the purchase, ownership and disposition of the STRYPES arising under the laws of any other taxing jurisdiction.



    As used herein, the term "U.S. holder" means a beneficial owner of STRYPES that is for United States Federal income tax purposes (i) a citizen or resident of the United States, (ii) a corporation, a partnership or other entity created or organized in or under the laws of the United States or of any political subdivision thereof (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), (iii) an estate the income of which is subject to United States Federal income taxation regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996, and treated as United States persons prior to such date that elect to continue to be treated as United States persons also will be a U.S. holder. As used herein, the term "non-U.S. holder" means a beneficial owner of STRYPES that is not a U.S. holder. Unless otherwise specifically provided, the following opinion of Brown & Wood LLP assumes that on the Exchange Date the Reference Property that holders of the STRYPES will receive will be only Bank Ordinary Shares.

CLASSIFICATION OF THE TRUST

    The Trust will be classified as a grantor trust under subpart E, Part I of subchapter J of the Internal Revenue Code of 1986, as amended (the "Code"). As such, holders of the STRYPES will be treated for United States Federal income tax purposes as owners of a PRO RATA undivided interest in the Trust's assets which will consist of the U.S. Treasury Securities and the Contract. Accordingly, each holder will be required to report on its United States Federal income tax return its pro rata share of the entire income on the Trust's assets in accordance with such holder's regular method of tax accounting.

U.S. HOLDERS

    As previously discussed, each U.S. holder will be considered the owner of its PRO RATA portion of the U.S. Treasury Securities and the Contract held by the Trust. The cost to a U.S. holder of its STRYPES will be allocated among such U.S. holder's PRO RATA portion of the U.S. Treasury Securities and the Contract (in proportion to the relative fair market values thereof on the date on which the U.S. holder acquires its STRYPES) in order to determine the U.S. holder's initial tax basis in the U.S. holder's PRO RATA portion of the U.S. Treasury
Securities and the Contract. It is currently anticipated that    % and    % of
the net proceeds of the offering will be used by the Trust to purchase the U.S. Treasury Securities and as payments under the Contract, respectively.

    The U.S. Treasury Securities held by the Trust will be treated for United States Federal income tax purposes as having original issue discount which will accrue over the term of the U.S. Treasury Securities. In general, a U.S. holder will be treated as having purchased each U.S. Treasury Security held by the Trust with original issue discount in an amount equal to the excess of the U.S. holder's PRO RATA portion of the amount payable on such U.S. Treasury Security over the U.S. holder's initial tax basis therefor as discussed above. A U.S. holder (whether on the cash or accrual method of tax accounting) will be required to include such original issue discount in income for United States Federal income tax purposes as it accrues in accordance with a constant yield method. Because it is expected that 20% or more of the holders of STRYPES will be accrual basis taxpayers, original issue discount on any short-term U.S. Treasury Securities (I.E., any U.S. Treasury Security with a maturity of one year or less from the date it is purchased by the Trust) held by the Trust will also be currently includable in income by U.S. holders as it accrues on a straight-line basis (unless a U.S. holder elects to accrue such original issue discount on a constant yield basis). A U.S. holder's tax basis in its pro rata portion of a U.S. Treasury Security will be increased by the amount of any original issue discount included in income by the U.S. holder with respect to such U.S. Treasury Security (as described above). A U.S. holder will also be required to recognize capital gain or loss with respect to such U.S. holder's PRO RATA portion of the U.S. Treasury Securities upon an early dissolution of the Trust in an amount equal to the difference between the U.S. holder's PRO RATA portion of the proceeds received by the Trust upon the sale thereof and the U.S. holder's adjusted tax basis in its PRO RATA portion of the U.S. Treasury Securities. Such capital gain or loss would be long-term capital gain or loss if the STRYPES have been held by the U.S. holder for more than one year.


    Each U.S. holder will also be treated as having entered into a PRO RATA portion of the Contract. Except upon early dissolution of the Trust or possibly upon payment of cash following a Partial Cash Distribution Event by the Contracting Stockholder prior thereto (as discussed below), under current law, a U.S. holder generally should not be required to recognize any income, gain or loss with respect to the Contract until the Exchange Date. On the Exchange Date, if the Contracting Stockholder delivers Reference Property pursuant to the Contract in respect of a U.S. holder's STRYPES, the U.S. holder will generally not realize any taxable gain or loss upon the receipt of such Reference Property. However, a U.S. holder will generally be required to recognize taxable gain or loss with respect to any cash received in lieu of fractional units of any Reference Security, fractional interests of any Reference Property other than cash, and any Reference Property consisting of cash. The amount of such gain or loss recognized by a U.S. holder will be equal to the difference, if any, between the amount of cash received by the U.S. holder and the portion of the U.S. holder's tax basis in the Contract that is allocable to such fractional units of any Reference Security, fractional interests of any Reference Property other than cash, and any Reference Property consisting of cash. Any such taxable gain or loss attributable to cash received in lieu of fractional units of any Reference Security and fractional interests of any Reference Property other than cash will be treated as short-term capital gain or loss and, because the matter is uncertain, any such taxable gain or loss attributable to any Reference Property consisting of cash could be treated as short-term capital gain or loss, as long-term capital gain or loss (depending upon the U.S. holder's holding period for the STRYPES), or as ordinary income or loss. A U.S. holder will have an initial tax basis in any Reference Property (as allocated among the Reference Property in accordance with the relative fair market values thereof, as determined on the Exchange Date) received thereby on the Exchange Date (other than cash received in lieu of fractional units, fractional interests and any Reference Property consisting of cash) in an amount equal to the U.S. holder's tax basis in the Contract less the portion of such tax basis that is allocable to any such fractional units of any Reference Security, fractional interests of any Reference Property and any Reference Property consisting of cash (as described above) and will realize taxable gain or loss with respect to any such Reference Property received thereby on the Exchange Date only upon the subsequent sale or disposition by the U.S. holder of such Reference Property. In addition, a U.S. holder's holding period for any Reference Property received by such U.S. holder on the Exchange Date will begin on the Exchange Date and will not include the period during which the U.S. holder held the related STRYPES.

    Alternatively, if AMP satisfies the Contract with cash in respect of a U.S. holder's STRYPES, the U.S. holder will recognize taxable gain or loss with respect to the Contract in an amount equal to the difference, if any, between the total amount of cash received by such U.S. holder on the Exchange Date and an amount equal to the U.S. holder's tax basis in the Contract. It is uncertain whether such gain or loss would be treated as capital or ordinary. If such gain or loss is properly treated as capital, then such gain or loss will be treated as long-term capital gain or loss if the STRYPES has been held by the U.S. holder for more than one year as of the Business Day immediately preceding the Exchange Date. If such gain or loss is properly treated as ordinary gain or loss, it is possible that the deductibility of any loss by a U.S. holder who is an individual could be subject to the limitations applicable to miscellaneous itemized deductions provided for under Section 67(a) of the Code. In general,
Section 67(a) of the Code provides that an individual may only deduct miscellaneous itemized deductions for a particular taxable year to the extent that the aggregate amount of the individuals's miscellaneous itemized deductions for such taxable year exceed two percent of the individual's adjusted gross income for such taxable year (the miscellaneous itemized deductions and other itemized deductions allowable to high-income individuals, however, are generally subject to further limitations under Section 68 of the Code). Prospective investors in the STRYPES who are individuals should also be aware that miscellaneous itemized deductions are not allowable in computing the United States Federal alternative minimum tax imposed by Section 55 of the Code. Prospective investors in the STRYPES are urged to consult their own tax advisors concerning the character of any gain or loss realized on the Exchange Date with respect to the Contract in the event that AMP satisfies the Contracting Stockholder's obligations under the Contract, in whole or in part, with cash on the Exchange Date, as well as the deductibility of any such loss.


    In the event that a U.S. holder receives a combination of cash and Reference Property on the Exchange Date, the U.S. holder should be required to apply the foregoing rules to the STRYPES held thereby on a PRO RATA basis in proportion to the amount of Reference Property and cash received thereby.


    Upon the sale or other disposition of a STRYPES prior to the Exchange Date, a U.S. holder generally will be required to allocate the total amount realized by such U.S. holder upon such sale or other disposition between the U.S. holder's PRO RATA portion of the U.S. Treasury Securities and the Contract based upon their relative fair market values (as determined on the date of disposition). A U.S. holder will generally be required to recognize taxable gain or loss with respect to each such component (I.E., the U.S. holder's PRO RATA portion of the U.S. Treasury Securities and the Contract) in an amount equal to the difference, if any, between the amount realized with respect to each such component upon the sale or disposition of the STRYPES (as determined in the manner described above) and the U.S. holder's adjusted tax basis in each such component. Any such gain or loss will generally be treated as long-term capital gain or loss if the U.S. holder has held the STRYPES for more than one year at the time of disposition.

    The proper treatment of the payment by AMP or Merrill Lynch & Co., Inc. of various costs and expenses associated with the organization and operation of the Trust is uncertain. It is possible that there will be no United States Federal income tax consequences to U.S. holders as a result of any such payments. However, it is possible that the Internal Revenue Service ("IRS") could assert that any such payments constitute income to U.S. holders. If the IRS were to prevail in treating such payments as income, then an individual U.S. holder who itemizes deductions could possibly amortize and deduct over the term of the Trust (subject to any applicable limitation such as those in Section 67(a) of the Code) its PRO RATA portion of any such costs. Moreover, a U.S. holder should be permitted to amortize and deduct over the term of the Trust (subject to any applicable limitations such as those in Section 67(a) of the Code) its PRO RATA portion of the one-time, up-front fees paid to the Administrator, the Custodian and the Paying Agent, and should be permitted to deduct (subject to any applicable limitations such as those in Section 67(a) of the Code) its PRO RATA portion of the other expenses described under "Management Arrangements--Estimated Expenses" incurred by the Trust resulting from its ongoing operations (including the fees payable to the Trustees) as such expenses are incurred. Brown & Wood LLP, counsel to the Trust, believes that a U.S. holder's pro rata portion of the expenses directly incurred by a U.S. holder in connection with the organization of the Trust, underwriting discounts and commissions and other offering expenses should be includable in the cost to the U.S. holder of the STRYPES. However, there can be no assurance that the IRS will not take a contrary view. If the IRS were to prevail in treating such expenses as excludible from a U.S. holder's cost of the STRYPES, such expenses would not be includable in the basis of the assets of the Trust and should instead, subject to the limitations provided for under Section 67(a) of the Code, be amortizable and deductible over the term of the Trust.


POSSIBLE ALTERNATIVE CHARACTERIZATIONS OF THE CONTRACT


    Brown & Wood LLP, counsel to the Trust, believes the Contract should be treated for United States Federal income tax purposes as a prepaid forward contract for the purchase of a variable number of shares of Bank Ordinary Shares. The IRS could conceivably take the view that the Contract should be treated as a loan to the Contracting Stockholder in exchange for a contingent debt obligation of the Contracting Stockholder. If the IRS were to prevail in making such an assertion, a U.S. holder might be required to include original issue discount in income over the term of the STRYPES based on the excess of the anticipated value of the Bank Ordinary Shares to be received in respect of the Contract over the amount paid for the Contract. In addition, a U.S. holder would be required to include interest (rather than capital gain) in income on the Exchange Date or earlier disposition of the STRYPES in an amount equal to the excess, if any, of the value of the Bank Ordinary Shares received on the Exchange Date (or the proceeds from prior disposition of the Contract) over the aggregate of the basis of the Contract and any interest on the Contract previously included in income (or might be entitled to an ordinary deduction to the extent of interest previously included in income and not ultimately received). The IRS could also conceivably take the view that a U.S. holder should simply include in income as interest the amount of cash actually received each year in respect of the STRYPES.


MISCELLANEOUS TAX MATTERS

    Special tax rules may apply to persons holding STRYPES as part of a "synthetic security" or other integrated investment, or as part of a straddle, hedging transaction or other combination of offsetting positions. For instance,
Section 1258 of the Code may possibly require certain U.S. holders of the STRYPES who enter into hedging transactions or offsetting positions with respect to the STRYPES to treat all or a portion of any gain realized on the STRYPES as ordinary income in instances where such gain may have otherwise been treated as capital gain. U.S. holders hedging their positions with respect to the STRYPES or otherwise holding their STRYPES in a manner described above should consult their own tax advisors regarding the applicability of Section 1258 of the Code, or any other provision of the Code, to their investment in the STRYPES.

    If as a result of a Dissolution Event, cash, Reference Securities, or a combination of cash and Reference Securities is delivered pursuant to the Contract, U.S. holders generally will be required to recognize taxable gain or loss in respect of any cash received, including any cash received in lieu of fractional units of Reference Securities or fractional interests of Reference Property and, in some instances, in respect of any Reference Securities received upon receipt thereof. Moreover, in some instances, U.S. holders may be required to recognize at the time of a Reorganization Event taxable gain or loss in respect of the amount of cash (and, in some cases, Reference Securities) which is fixed at the time of such Reorganization Event and is to be delivered pursuant to the Contract. It is uncertain whether any taxable gain or loss recognized by a U.S. holder as a result of a Reorganization Event would be capital or ordinary. U.S. holders are urged to consult their own tax advisors concerning the specific tax consequences of a Reorganization Event on their investment in a STRYPES.


    The proper United States Federal income tax treatment of the receipt by a U.S. holder of such U.S. holder's PRO RATA portion of cash distributed as a result of a Partial Cash Distribution Event prior to dissolution of the Trust is uncertain. It is possible that such a distribution would be treated as a tax-free return of the U.S. holder's basis in its PRO RATA portion of the Contract to the extent the amount of such distribution does not exceed such U.S. holder's basis in its PRO RATA portion of the Contract. Under this analysis, a U.S. holder would be required to recognize taxable gain as a result of cash distributed as a result of a Partial Cash Distribution Event that is received prior to the dissolution of the Trust to the extent that the amount of such distribution exceeds the U.S. holder's tax basis in its PRO RATA portion of the Contract. Alternatively, upon the receipt by a U.S. holder of such U.S. holder's PRO RATA portion of cash distributed as a result of a Partial Cash Distribution Event prior to the dissolution of the Trust, the U.S. holder may be required to recognize taxable gain or loss with respect to the U.S. holder's PRO RATA portion of the Contract in an amount equal to the difference between the amount of cash received by such U.S. holder and such U.S. holder's tax basis in its PRO RATA portion of the Contract that is allocable to the proportionate amount of the Contract in respect of which such cash is received. It is unclear whether any taxable gain or loss recognized by a U.S. holder as a result of the payment by the Contracting Shareholder of cash distributed as a result of a Partial Cash Distribution Event prior to dissolution of the Trust would be treated as capital gain or loss or ordinary income or loss. Prospective investors in the STRYPES should consult their own tax advisors concerning the tax consequences to them of the payment by the Contracting Shareholder of cash distributed as a result of a Partial Cash Distribution Event.


THE TAXPAYER RELIEF ACT OF 1997

    On August 5, 1997, the Taxpayer Relief Act of 1997 (the "Tax Act") was enacted into law. The Tax Act reduces the maximum rates on long-term capital gains recognized on capital assets held by individual taxpayers for more than eighteen months as of the date of disposition (and would further reduce the maximum rates on such gains in the year 2001 and thereafter for certain individual taxpayers who meet specified conditions). Prospective investors should consult their own tax advisors concerning these tax law changes.

NON-U.S. HOLDERS

    Subject to the discussion below concerning income that is effectively connected with a trade or business conducted by a non-U.S. holder in the United States, payments of interest (including original issue discount) made with respect to the U.S. Treasury Securities will not be subject to United States withholding tax, provided that such non-U.S. holder complies with applicable certification requirements. In general, for a non-U.S. holder to qualify for this exemption from taxation, the last United States payor in the chain of payment prior to payment to a non-U.S. holder (the "Withholding Agent") must have received in the year in which a payment of interest or principal occurs, or in either of the two preceding calendar years, a statement that (i) is signed by the beneficial owner of the U.S. Treasury Securities under penalties of perjury,
(ii) certifies that such owner is not a U.S. holder and (iii) provides the name and address of the beneficial owner. The statement may be made on an IRS Form W-8 or a substantially similar form, and the beneficial owner must inform the Withholding Agent of any change in the information on the statement within 30 days of such change. If STRYPES is held through a securities clearing organization or certain other financial institutions, the organization or institution may provide a signed statement to the Withholding Agent. However, in such case, the signed statement must be accompanied by a copy of the IRS Form W-8 or the substitute form provided by the beneficial owner to the organization or institution.


    Any capital gain realized in respect of STRYPES by a non-U.S. holder will generally not be subject to United States Federal income tax if (i) such gain is not effectively connected with a United States trade or business of such non-U.S. holder and (ii) in the case of an individual non-U.S. holder, such individual is not present in the United States for 183 days or more in the taxable year of the sale or other disposition, or the gain is not attributable to a fixed place of business maintained by such individual in the United States and such individual does not have a "tax home" (as defined for United States Federal income tax purposes) in the United States.


    If any interest or gain realized by a non-U.S. holder is effectively connected with the non-U.S. holder's conduct of a trade or business in the United States, such interest or gain will be subject to regular United States Federal income tax in the same manner as if the non-U.S. holder were a U.S. holder. In addition, in such event, if such non-U.S. holder is a foreign corporation, such interest or gain may be included in the earnings and profits of such non-U.S. holder in determining such non-U.S. holder's United States branch profits tax liability.

BACKUP WITHHOLDING AND INFORMATION REPORTING

    A beneficial owner of STRYPES may be subject to information reporting and to backup withholding at a rate of 31 percent of certain amounts paid to the beneficial owner unless such beneficial owner provides proof of an applicable exemption or a correct taxpayer identification number and otherwise complies with applicable requirements of the backup withholding rules.

    Any amounts withheld under the backup withholding rules from a payment to a beneficial owner would be allowed as a refund or a credit against such beneficial owner's United States Federal income tax provided the required information is furnished to the IRS.

    PROSPECTIVE INVESTORS IN THE STRYPES SHOULD BE AWARE THAT THERE IS NO AUTHORITY DIRECTLY ADDRESSING THE PROPER UNITED STATES FEDERAL INCOME TAX TREATMENT OF THE STRYPES OR SECURITIES WITH TERMS SUBSTANTIALLY THE SAME AS THE STRYPES AND THAT NO RULING HAS BEEN REQUESTED FROM THE IRS WITH RESPECT TO THE STRYPES. ACCORDINGLY, THERE CAN BE NO ASSURANCE THAT THE IRS WILL AGREE WITH THE FOREGOING DISCUSSION AND THAT THE IRS WILL NOT ASSERT A CONTRARY POSITION AS TO THE PROPER UNITED STATES FEDERAL INCOME TAX TREATMENT OF THE STRYPES WHICH MIGHT CAUSE THE CHARACTER AND TIMING OF INCOME, GAIN OR LOSS RECOGNIZED WITH RESPECT TO A STRYPES TO DIFFER SIGNIFICANTLY FROM SUCH CHARACTER AND TIMING DISCUSSED ABOVE. PROSPECTIVE INVESTORS IN THE STRYPES ARE THEREFORE URGED TO CONSULT WITH THEIR OWN TAX ADVISORS PRIOR TO MAKING AN INVESTMENT IN THE STRYPES.


AUSTRALIAN TAXATION



    The taxation discussion below of certain Australian tax consequences is based on the advice of Coopers & Lybrand, Sydney and outlines certain Australian tax considerations for U.S. holders in relation to the purchase, ownership and disposition of the STRYPES and the acquisition, ownership and disposition of Reference Property comprising shares in an Australian corporation, such as the Bank. The discussion is intended only as a descriptive summary and does not purport to be a complete technical analysis or listing of all potential Australian tax effects. The discussion is based upon laws, regulations, rulings and decisions now in effect and are subject to changes in Australian law, including in any double taxation convention between Australia and the United States (the "Treaty"), including retroactive changes in effective dates, or possible differing interpretations.



    Persons considering the purchase of the STRYPES should consult their own tax advisors concerning the application of Australia's tax laws to their particular situations as well as any consequences of the purchase, ownership and disposition of STRYPES or Reference Property arising under the laws of any other taxing jurisdiction.



    The Trust would not be treated as a resident of Australia for Australian income tax purposes. As it is not in receipt of Australian source income it will not be subject to Australian tax on income derived. Therefore quarterly distributions of the Trust to non-Australian resident holders of STRYPES will not be subject to Australian tax whether by withholding or otherwise.



    On the Exchange Date, the Contracting Stockholder delivers Reference Property pursuant to the Contract unless and to the extent AMP satisfies the Contract with cash. The U.S. holders will be absolutely entitled to Reference Property comprising shares in an Australian corporation, such as the Bank, on the Exchange Date and there would not be any Australian tax consequences to the Trust arising from the delivery of Reference Property pursuant to the Contract and the distribution of that Reference Property to the U.S. Holders.



    The sale of STRYPES or shares in an Australian company may generate assessable income to certain U.S. holders, such as banks, insurance companies and other persons or institutions in the business of investment. The provisions of the Treaty, however, are designed to ensure that this income, less all allowable deductions, is subject to Australian tax only if the U.S. holder who is a U.S. resident carries on business in Australia through a permanent establishment and the income earned is effectively connected with that permanent establishment.



    The sale of STRYPES or shares in an Australian listed company by a U.S. holder will not generate a net capital gain and therefore will not be subject to Australian capital gains tax unless:



    - the Australian listed company shares are held by U.S. citizens or U.S. corporations who are residents of Australia;



    - the U.S. holder is a non-Australian resident but the U.S. holder and the U.S. holder's associates together beneficially hold or at any time during the five years prior to the sale held shares or interests in shares representing ten percent or more of the issued capital of the Australian listed company in which the shares are held, such as the Bank. For the purposes of determining whether ten percent or more of the issued capital is held, it is possible that any interest the U.S. holder and the U.S. holder's associates has in the shares by virtue of entitlements under STRYPES held could be aggregated with holdings of shares by the U.S. holder and the U.S. holder's associates; or



    - the U.S. holder is a non-Australian resident but has at any time used the STRYPES or Australian company shares in carrying on trade or business through a permanent establishment in Australia.



and the consideration received for the STRYPES or Australian listed company shares, as the case may be, (or their market value, if the disposition is not at arm's length or for no consideration) exceeds the U.S. holder's cost base in the STRYPES or shares after that cost base is adjusted, where appropriate, for the effect of inflation.



    The Australian income tax rate on capital gains is the same as the ordinary income tax rate applicable to the relevant taxpayer, subject to capital gains tax averaging where applicable. In the case of companies this rate is presently 36%.

    An individual who is a U.S. holder will be a resident of Australia if, for example, that person:



    - is domiciled in Australia, unless the person's permanent place of abode is outside Australia; or



    - has been in Australia for 183 days or more in a year of income unless that person has a usual place of abode outside Australia and does not intend to take up residence in Australia.



    However, if that individual would be a resident of the United States for the purposes of U.S. law, the Treaty allocates residence for the purposes of the Treaty solely to the country in which the person maintains a permanent home (or habitual abode) or with which the person has closer personal and economic ties.



    A corporation who is a U.S. holder will be a resident of Australia if it is incorporated in Australia or if it carries on business in Australia and has either its central management and control in Australia or its voting power controlled by shareholders who are residents of Australia.



    To the extent AMP cash settles any of the obligations of the Contracting Stockholder under the Contract, any Australian withholding tax payable thereon will be paid by AMP. It is not contemplated that any withholding tax will be payable on such payment by AMP or on any payment of those funds by the Trust to U.S. holders.



    Where the U.S. holder acquires, on the Exchange Date, Reference Property comprising shares in an Australian corporation, such as the Bank, there may be Australian tax consequences in relation to dividends paid by that Australian listed corporation. Dividends paid by an Australian corporation may be paid as franked or unfranked dividends. Australian corporations are required to provide shareholders with notices detailing the extent to which the dividend is franked or unfranked and the deductions (if any) of dividend withholding tax. Broadly, to the extent to which those dividends are paid out of profits which have been subject to Australian company income tax, they will be franked dividends. Fully franked dividends paid to a non-resident will be exempt from Australian dividend withholding tax. Unfranked or partially franked dividends will be subject to Australian dividend withholding tax to the extent to which the dividend is unfranked, unless a specific exemption is available.



    The interaction of Australian income tax law and the Treaty limits the Australian dividend withholding tax on unfranked or partially franked dividends paid to a U.S. resident who is beneficially entitled to the dividend to 15 percent of the unfranked part of the gross dividend. However, where the U.S. resident carries on business in Australia through a permanent establishment or performs independent personal services from a fixed base in Australia and the holding is effectively connected with the permanent establishment or fixed base, the 15 percent limit should not apply and a dividend withholding tax at the rate of 30 percent should apply in respect of such dividends in such circumstances. However, under Australian law an Australian payer of dividends to a U.S. resident in such circumstances is only obliged to withhold at the rate of 15 percent and, as a matter of policy, the Australian Taxation Office does not seek to collect any further withholding tax.



    No stamp, issue, registration or similar taxes are payable in Australia in connection with the issue of STRYPES by the Trust. A transfer of or agreement to transfer STRYPES will not be subject to stamp duty in any State or Territory of Australia. Stamp duty will be payable by AMP with respect to the delivery on the Exchange Date of Reference Property comprising shares in an Australian company, such as the Bank, to the U.S. holders. The duty levied is at the rate of 0.3% calculated on the higher of the sale price or value of those shares. Subsequent transfers of Australian company shares by U.S. holders would also be subject to stamp duty although where the transaction is "on-market" (that is, on the Australian Stock Exchange) the stamp duty is payable by the brokers involved at 0.15% for the selling broker and 0.15% for the buying broker. The brokers are reimbursed by their clients.



    There are no specific estate, inheritance or gift taxes or duties imposed in Australia.

                                  UNDERWRITING


    Subject to the terms and conditions set forth in a purchase agreement (the "Purchase Agreement"), the Trust has agreed to sell to Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter"), and the Underwriter has agreed to purchase 25,000,000 STRYPES.


    In the Purchase Agreement, the Underwriter has agreed, subject to the terms and conditions set forth in the Purchase Agreement, to purchase all of the STRYPES being sold pursuant to the Purchase Agreement if any of the STRYPES are purchased. In the event of a failure to close, any funds debited from any investor's account maintained with the Underwriter will be credited to such account and any funds received by the Underwriter by check or money order from any investor will be returned to the investor by check.

    The Underwriter has advised the Trust that it proposes initially to offer the STRYPES to the public at the public offering price set forth on the cover page of this Prospectus. The Underwriter has also advised the Trust that it proposes to offer STRYPES to certain dealers at the initial public offering
price less a concession not in excess of $         per STRYPES. The Underwriter
may allow, and such dealers may reallow, a discount not in excess of $     per
STRYPES to certain other dealers. After the initial public offering, the public offering price, concession and discount may be changed. The sales load of
$         per STRYPES is equal to      % of the initial public offering price.
Investors must pay for any STRYPES purchased in the initial public offering on
or before            , 1997.


    The Trust has granted the Underwriter an option, exercisable for 30 days from the date of this Prospectus, to purchase up to an aggregate of 3,750,000 additional STRYPES (subject to decrease by the number of STRYPES resulting from the split of the initial STRYPES described below) to cover over-allotments, if any, at the initial public offering price less the sales load. To the extent the Underwriter exercises such option, the Underwriter will have a firm commitment, subject to certain conditions, to purchase a number of additional STRYPES.


    Prior to the Offering, there has been no public market for the STRYPES. Application has been made to list the STRYPES on the NYSE.


    The Contracting Stockholder and AMP have agreed, subject to certain exceptions, not to directly or indirectly offer, sell, contract to sell, or otherwise dispose of, any of an aggregate of 164 million Bank Ordinary Shares (in the case of AMP) owned on the date hereof by AMP in its Statutory Fund No. 1 or (in the case of Contracting Stockholder) so much of such 164 million Bank Ordinary Shares as are held in the name of the Contracting Stockholder, Bank ADSs or securities convertible or exercisable into, or exchangeable for, Bank Ordinary Shares for a period of 90 days after the date of this Prospectus, without the prior written consent of the Underwriter. AMP and its subsidiaries shall be entitled to deal in any other Bank Ordinary Shares, whether held by AMP's Statutory Fund No. 1 or otherwise, in accordance with applicable law and whatever trading policies, practices or strategies of AMP or any of its subsidiaries then in effect. In addition to such 164 million Bank Ordinary Shares, at September 8, 1997 AMP owned or managed approximately 48 million additional Bank Ordinary Shares.


    AMP has agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriter may be required to make in respect thereof.

    In connection with the formation of the Trust, ML IBK Positions, Inc., an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, has subscribed for and purchased one STRYPES for a purchase price of $100. Prior to the Offering, the initial STRYPES will be split into the smallest whole number of STRYPES that would result in the per STRYPES amount recorded as capital, after effecting the split, not exceeding the public offering price per STRYPES. Under the Contract, the Contracting Stockholder will be obligated to deliver to the Trust on the Business Day immediately preceding the Exchange Date a number or amount of each type of Reference Property (or, in certain circumstances, cash with an equal value) in respect of such STRYPES on the same terms as the STRYPES offered hereby.

    Until the distribution of the STRYPES is completed, rules of the Commission may limit the ability of the Underwriter and any selling group members to bid for and purchase the STRYPES, the Bank Ordinary Shares or the Bank ADSs. As an exception to these rules, the Underwriter is permitted to engage in certain transactions that stabilize the price of the STRYPES, the Bank Ordinary Shares or the Bank ADSs. Such transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of the STRYPES, the Bank Ordinary Shares or the Bank ADSs.

    If the Underwriter creates a short position in the STRYPES in connection with the Offering, I.E., if it sells more STRYPES than are set forth on the cover page of this Prospectus, the Underwriter may reduce that short position by purchasing STRYPES in the open market. The Underwriter may also elect to reduce any short position by exercising all or part of the over-allotment option described above.

    The Underwriter may also impose a penalty bid on certain selling group members. This means that if the Underwriter purchases STRYPES in the open market to reduce the Underwriter's short position or to stabilize the price of the STRYPES, they may reclaim the amount of the selling concession from any selling group members who sold those STRYPES as part of the Offering.

    In general, purchases of a security for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of such purchases. The imposition of a penalty bid might also have an effect on the price of a security to the extent that it were to discourage resales of the security.

    Neither the Trust nor the Underwriter makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the STRYPES, the Bank Ordinary Shares or the Bank ADSs. In addition, neither the Trust nor the Underwriter makes any representation that the Underwriter will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

    The Underwriter renders investment banking and other financial services to the Bank from time to time.

                                 LEGAL MATTERS


    Certain legal matters will be passed upon for the Trust and for the Underwriter by their counsel, Brown & Wood LLP, New York, New York. Certain matters of Delaware law will be passed upon for the Trust by Richards, Layton & Finger, Wilmington, Delaware, and certain matters of Australian law will be passed upon for the Trust by Allen Allen & Hemsley, Sydney, New South Wales, Australia. Certain legal matters will be passed upon for AMP and the Contracting Stockholder by Coudert Brothers, New York, New York and Minter Ellison, Sydney, New South Wales, Australia.


                                    EXPERTS

    The statement of assets, liabilities and capital included in this Prospectus
has been audited by                   , independent auditors, as stated in their
opinion appearing herein, and has been included in reliance upon such opinion given on the authority of said firm as experts in auditing and accounting.

                             ADDITIONAL INFORMATION

    The Trust has filed with the Commission, Washington D.C. 20549, a Registration Statement on Form N-2 under the Securities Act with respect to the STRYPES offered hereby. Further information concerning the STRYPES and the Trust may be found in the Registration Statement, of which this Prospectus constitutes a part. The Registration Statement may be inspected without charge at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and copies of all or any part thereof may be obtained from such office after payment of the fees prescribed by the Commission. The Commission maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, such as the Trust, that file electronically with the Commission.

                          INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of WBK STRYPES Trust:

    We have audited the accompanying statement of assets, liabilities and
capital of WBK STRYPES Trust as of            , 1997. This financial statement
is the responsibility of the Trust's management. Our responsibility is to express an opinion on this financial statement based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets, liabilities and capital is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets, liabilities and capital. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit of the financial statement provides a reasonable basis for our opinion.

    In our opinion, the statement of assets, liabilities and capital referred to above presents fairly, in all material respects, the financial position of WBK
STRYPES Trust, as of            , 1997, in conformity with generally accepted
accounting principles.

New York, New York
           , 1997

                               WBK STRYPES TRUST

                  STATEMENT OF ASSETS, LIABILITIES AND CAPITAL


                                          , 1997


                                     ASSETS

Cash.................................................................................  $     100
    Total Assets.....................................................................  $     100
                                                                                       ---------
                                                                                       ---------

                                          LIABILITIES

Total Liabilities....................................................................  $       0
                                                                                       ---------
                                                                                       ---------
NET ASSETS...........................................................................  $     100
                                                                                       ---------
                                                                                       ---------
                                            CAPITAL

STRYPES, par value $.10 per STRYPES;
  STRYPES issued and outstanding (Note 3)............................................  $     100
                                                                                       ---------
                                                                                       ---------

------------------------

(1) The Trust was created as a Delaware business trust on March 14, 1996 and has had no operations other than matters relating to its organization and registration as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. Costs incurred in connection with the organization of the Trust and ongoing administrative expenses will be paid or reimbursed by the Contracting Stockholder.

(2) Offering expenses will be payable upon completion of the Offering and also will be paid by the Contracting Stockholder.

(3) On           , 1997, the Trust issued one STRYPES to ML IBK Positions, Inc., an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, in consideration for a purchase price of $100.

   The Declaration of Trust provides that prior to the Offering, the Trust will split the outstanding STRYPES to be effected on the date that the price and underwriting discount of the STRYPES being offered to the public is determined, but prior to the sale of the STRYPES to the Underwriter. The outstanding STRYPES will be split into the smallest whole number of STRYPES that would result in the per STRYPES amount recorded as capital, after effecting the split, not exceeding the public offering price per STRYPES.

                             INDEX OF DEFINED TERMS

    Set forth below are the locations herein of certain defined terms.


                                                                                                         PAGE
TERM                                                                                                    NUMBERS
---------------------------------------------------------------------------------------------------  -------------
1933 Act...........................................................................................            C-2
Acceleration Value.................................................................................             25
Adjusted Present Value.............................................................................       2, 8, 23
Adjusted Treasury Rate.............................................................................             23
Administrator......................................................................................             11
Aggregate Acceleration Value.......................................................................             25
AMP................................................................................................           1, 6
ASX................................................................................................          1, 16
Australia..........................................................................................              4
Bank ADRs..........................................................................................           1, 6
Bank Ordinary Shares...............................................................................           1, 6
Bank ADSs..........................................................................................           1, 6
Bank...............................................................................................       1, 5, 18
Bankruptcy Code....................................................................................             26
BSA................................................................................................             35
Business Day.......................................................................................             16
Cash Reorganization Price..........................................................................       2, 8, 23
Cash Settlement Option.............................................................................       2, 6, 16
Cash Dissolution Event.............................................................................       2, 7, 23
Cash Reorganization Amount.........................................................................          2, 23
Closing Price......................................................................................             16
Code...............................................................................................             41
Commission.........................................................................................        20, C-2
Comparable Treasury Issue..........................................................................             24
Comparable Treasury Price..........................................................................             24
Contract...........................................................................................           1, 6
Contracting Stockholder............................................................................       1, 6, 26
Court Administrator................................................................................             34
Custodian Agreement................................................................................             40
Custodian..........................................................................................             11
Declaration of Trust...............................................................................             14
Default............................................................................................             25
Depository.........................................................................................             17
Dilution Event.....................................................................................             21
Dissolution Event..................................................................................       2, 7, 28
Distributed Assets.................................................................................             21
Early Settlement Date..............................................................................             26
Escrow Agent.......................................................................................              8
Escrow Amount......................................................................................              8
Escrow Agreement...................................................................................              8
Exchange Property..................................................................................              9
Exchange Date......................................................................................           1, 5
Exchange Act.......................................................................................              5
Exchange Property Event of Default.................................................................             25
Extraordinary Cash Dividend........................................................................             22

                                                                                                         PAGE
TERM                                                                                                    NUMBERS
---------------------------------------------------------------------------------------------------  -------------
FATA...............................................................................................             36
Global Securities..................................................................................             38
Government Obligations.............................................................................             24
Holders............................................................................................              6
Initial Price......................................................................................  1, 3, 6, 9, 14
Insufficiency Determination........................................................................             25
Investment Company Act.............................................................................              5
IRS................................................................................................             45
Nominee Trust Agreement............................................................................          8, 26
non-U.S. Holder....................................................................................             42
Noon Buying Rate...................................................................................             15
NYSE...............................................................................................              1
Offering...........................................................................................              5
Original Issue Discount............................................................................             10
Partial Cash Distribution Date.....................................................................       3, 8, 23
Partial Cash Distribution Event....................................................................       2, 7, 23
Paying Agent Agreement.............................................................................             41
Paying Agent.......................................................................................             11
Primary Treasury Dealer............................................................................             24
Purchase Agreement.................................................................................             50
Quotation Agent....................................................................................             24
Reference Security.................................................................................             15
Reference Property Value...........................................................................             15
Reference Property.................................................................................       1, 6, 15
Reference Date.....................................................................................       2, 7, 15
Reference Treasury Dealer Quotations...............................................................             24
Reference Treasury Dealer..........................................................................             24
Reorganization Event...............................................................................             22
STRYPES............................................................................................              1
Tax Act............................................................................................             46
Threshold Appreciation Price.......................................................................  1, 3, 6, 9, 14
Trading Day........................................................................................             16
Treasury Constant Maturities.......................................................................             23
Trust..............................................................................................           1, 5
U.S. Holder........................................................................................             42
U.S. Treasury Securities...........................................................................           1, 6
U.S. Dollar Equivalent.............................................................................             15
Underwriter........................................................................................             50
Westpac............................................................................................          5, 18
Withholding Agent..................................................................................             46

                      FORM OF BANK ADS REQUEST/REVOCATION
                             WBK STRYPES-SM- TRUST

WBK STRYPES Trust
c/o  The Bank of New York
     101 Barclay Street, Floor 21 West
     New York, New York 10286

Dear Sirs:

    [The undersigned, being the owner of the number of STRYPES specified below issued by the Trust referred to above, hereby DIRECTS AND INSTRUCTS The Bank of New York, as Administrator of the WBK STRYPES Trust (the "Trust"), upon the Exchange Date or upon the occurrence of a Dissolution Event, as described in the
Trust Prospectus, dated September   , 1997, to deliver any ordinary shares, par
value A$1.00 per share, of Westpac Banking Corporation (the "Bank Shares") to which the undersigned is entitled pursuant to said STRYPES, to the depositary (the "Depositary") for American Depositary Shares evidencing such Bank Shares ("ADSs") and to direct the Depositary on the behalf of the undersigned to register the ADSs as set forth below.

    We acknowledge and agree that, following the delivery of the Bank Shares to the Depositary with the instructions as described above, you shall have no further liability for the undersigned as owner of the STRYPES.](1)

    [The undersigned, being the owner of the number of STRYPES specified below issued by the Trust referred to above, hereby REVOKES the previous instructions to The Bank of New York regarding delivery of any ordinary shares, par value A$1.00 per share, of Westpac Banking Corporation (the "Bank Shares") relating to said STRYPES in the form of American Depositary Shares and requests that such Bank shares be delivered as set forth below.]

                                          Very truly yours,
                                          ______________________________________
                                          Name of Transferee:
                                          Transferee's DTC Participant: ________
                                          By: __________________________________
                                          Date: ________________________________
                                          Number of STRYPES owned: _____________

------------------------

Service mark of Merrill Lynch & Co., Inc.

(1) Strike out if this is a revocation letter.

(2) Strike out if this is a request letter.

    Please register the [ADSs](1) [Bank Ordinary Shares](2) as follows:
Name: ________________________________
Address: _____________________________
Taxpayer ID Number: __________________

Notice: Please keep a copy of this for your records.

------------------------

(1) Strike out if this is a revocation letter.

(2) Strike out if this is a request letter.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    NO DEALER, SALESPERSON OR OTHER INDIVIDUAL HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING DESCRIBED HEREIN AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE UNDERWRITER. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, ANY SECURITIES OTHER THAN THOSE SPECIFICALLY OFFERED HEREBY, OR OF ANY SECURITIES OFFERED HEREBY, IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE AN OFFER OR SOLICITATION IN SUCH JURISDICTION. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE FACTS SET FORTH IN THIS PROSPECTUS OR IN THE AFFAIRS OF THE TRUST SINCE THE DATE HEREOF OR SINCE THE DATES AS OF WHICH INFORMATION IS SET FORTH HEREIN. IN THE EVENT THAT ANY SUCH CHANGE SHALL OCCUR DURING THE PERIOD IN WHICH APPLICABLE LAW REQUIRES DELIVERY OF THIS PROSPECTUS, THIS PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED ACCORDINGLY.
                            ------------------------

                               TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
Prospectus Summary........................................................    5
Fee Table.................................................................   13
The Trust.................................................................   14
Use of Proceeds...........................................................   14
Investment Objective and Policies.........................................   14
Investment Restrictions...................................................   28
Risk Factors..............................................................   30
Description of the STRYPES................................................   37
Trustees..................................................................   39
Management Arrangements...................................................   40
Dividends and Distributions...............................................   41
Net Asset Value...........................................................   42
Certain Tax Considerations................................................   42
Underwriting..............................................................   50
Legal Matters.............................................................   51
Experts...................................................................   51
Additional Information....................................................   51
Independent Auditors' Report..............................................   52
Statement of Assets,
  Liabilities and Capital.................................................   53
Index of Defined Terms....................................................   54
Form of ADR Request/Revocation Letter.....................................  A-1


                            ------------------------

    UNTIL             , 1997 (25 DAYS AFTER THE COMMENCEMENT OF THE OFFERING),
ALL DEALERS EFFECTING TRANSACTIONS IN THE STRYPES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS DELIVERY REQUIREMENT IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

                               25,000,000 STRYPES


                             WBK STRYPES-SM- TRUST



                      (EXCHANGEABLE FOR ORDINARY SHARES OF


                          WESTPAC BANKING CORPORATION)


                             ---------------------

                              P R O S P E C T U S

                             ---------------------

                              MERRILL LYNCH & CO.

                                          , 1997


                 -SM-Service mark of Merrill Lynch & Co., Inc.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     PART C
                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

    1.  FINANCIAL STATEMENTS

       Independent Auditors' Report

       Statement of Assets, Liabilities and Capital as of         , 1997

    2.  EXHIBITS


          (a) (1)  Amendment to Restated Trust Agreement*
              (2)  Form of Amended and Restated Trust Agreement**
              (3)  Restated Certificate of Trust*
          (b)      Not applicable
          (c)      Not applicable
          (d) (1)  Form of Specimen certificate for STRYPES (included in
                   Exhibit 2(a)(2))**
              (2) Portions of the Declaration of Trust of the Registrant defining the rights of holders of STRYPES (included in
                   Exhibit 2(a)(2))**
          (e)      Not applicable
          (f)      Not applicable
          (g)      Not applicable
          (h)      Form of Purchase Agreement**
          (i)      Not applicable
          (j)      Form of Custodian Agreement**
          (k) (1)  Form of Administration Agreement**
              (2)  Form of Paying Agent Agreement**
              (3)  Form of Forward Purchase Contract**
              (4)  Form of Escrow Agreement**
              (5)  Form of Fund Expense Agreement**
              (6)  Form of Fund Indemnity Agreement**
              (7)  Form of Nominee Trust Agreement**
          (l)      Opinion and Consent of Brown & Wood LLP, counsel to the
                   Trust**
          (m)      Not applicable
          (n) (1) Tax Opinion and Consent of Brown & Wood LLP, counsel to the Trust**
              (2)  Tax Opinion and Consent of Coopers & Lybrand
              (3)  Consent of                   , independent auditors for the
                   Trust**
          (o)      Not applicable
          (p)      Form of Subscription Agreement**
          (q)      Not applicable
          (r)      Financial Data Schedule**



------------------------


 *  Filed previously.


**  To be filed by amendment.

ITEM 25.  MARKETING ARRANGEMENTS

    See Exhibit (h) to this Registration Statement.

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

    The expenses to be incurred in connection with the offering described in this Registration Statement will be paid by the Trust.

ITEM 27.  PERSON CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

    The Trust will be internally managed and will not have an investment adviser. The information in the Prospectus under the caption "Management Arrangements" is incorporated herein by reference.


ITEM 28.  NUMBER OF HOLDERS OF SECURITIES


    There will be one record holder of the STRYPES as of the effective date of this Registration Statement.

ITEM 29.  INDEMNIFICATION

    Section 7.6 of the Amended and Restated Trust Agreement and Section 6 of the Purchase Agreement provide for indemnification.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to trustees, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the "Commission") such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

    The Trust is internally managed and does not have an investment adviser.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

    All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of the Registrant, 850 Library Avenue, Suite 204, Newark, Delaware 19715, its custodian, The Bank of New York, 101 Barclay Street, New York, New York 10286 and its paying agent, The Bank of New York, 101 Barclay Street, New York, New York 10286.

ITEM 32.  MANAGEMENT SERVICES

    Not applicable.

ITEM 33.  UNDERTAKINGS

    (a) The Registrant hereby undertakes to suspend the offering of the STRYPES covered hereby until it amends its prospectuses contained herein if (1) subsequent to the effective date of this Registration Statement, its net asset value per STRYPES declines more than 10 percent from its net asset value per STRYPES as of the effective date of the Registration Statement or (2) the net asset value per STRYPES increases to an amount greater than its net proceeds as stated in the prospectuses contained herein.

    (b) The Registrant hereby undertakes that (i) for purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectuses filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; (ii) for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, State of Delaware, on the 25th day of September, 1997.


                                WBK STRYPES Trust

                                By:             /s/ DONALD J. PUGLISI
                                      -----------------------------------------
                                                  Donald J. Puglisi
                                                  MANAGING TRUSTEE


    Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registrant's Registration Statement has been signed below by the following persons, in the capacities and on the date indicated.



                          NAME                                     TITLE                     DATE
---------------------------------------------------------  ----------------------  ------------------------

                  /s/ DONALD J. PUGLISI
      --------------------------------------------         Managing Trustee           September 25, 1997
                    Donald J. Puglisi

                 WILLIAM R. LATHAM III*
      --------------------------------------------         Trustee
                  William R. Latham III

                    JAMES B. O'NEILL*
      --------------------------------------------         Trustee
                    James B. O'Neill

               *By: /s/ DONALD J. PUGLISI
      --------------------------------------------                                 September 25, 1997
            (Donald J. Puglisi, Attorney-in-Fact)